Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 9 of 764 UNITED STATES DISTRICT COURT NORTHERN DISTRICT OF GEORGIA ATLANTA DIVISION IN RE MIMEDX GROUP, INC. Lead Case No. 1:18-cv-04486-WMR SHAREHOLDER DERIVATIVE LITIGATION (Consolidated with Case No. 1:18-cv- 04514-WMR and Case No. 1:18-cv- 04864-WMR) This Document Relates To: ALL ACTIONS. STIPULATION AND AGREEMENT OF SETTLEMENT This Stipulation and Agreement of Settlement dated as of September 4, 2020 (the "Stipulation") is made and entered into by and among the following parties through their respective counsel: (i) James E. Evans ("Evans"), Andrew Georgalas ("Georgalas"), and Michael Roloson ("Roloson"), plaintiffs in shareholder derivative litigation pending in the U.S. District Court for the Northern District of Georgia ("District Court"), captioned In re MiMedx Group, Inc. Shareholder Derivative Litigation, Lead C.A. No. 1:18-cv-04486-WMR (N.D. Ga.), Consolidated with C.A. No. 1:18-cv-04514-WMR (N.D. Ga.) and C.A. No. 1:18- cv-04864-WMR (N.D. Ga.) (the "Georgia Federal Action"); (ii) Mark Nix ("Nix") and David Demaio ("Demaio"), plaintiffs in a shareholder derivative action pending in the Georgia state court captioned Nix, et al. v. Evans, et al., C.A. No. 19103589 (Ga. Super. Ct. Cobb Cty.) (the "Georgia State Action"); (iii) John Murphy - 1 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 10 of 764 ("Murphy"), plaintiff in a shareholder derivative action brought in the U.S. District Court for the Southern District of Florida, captioned Murphy v. Petit, et al., C.A. No. 1:19-cv-23374-UU (S.D. Fla.) (the "Florida Federal Action");1 (iv) City of Hialeah Employees' Retirement System ("Hialeah"), plaintiff in a shareholder derivative action pending in Florida state court, captioned City of Hialeah Employees' Retirement System v. Petit, et al., C.A. No. 2018 CA 002332 (Fla. Cir. Ct. Leon Cty.) (the "Florida State Action") (Plaintiff Hialeah, collectively with plaintiffs Evans, Georgalas, Roloson, Nix, Demaio, and Murphy, "Plaintiffs," acting on their own behalves, and derivatively on behalf of MiMedx Group, Inc.); (v) defendants Parker H. Petit ("Petit"), William C. Taylor ("Taylor"), Michael J. Senken ("Senken"), Luis A. Aguilar, Joseph G. Bleser, J. Terry Dewberry, Charles R. Evans, Bruce L. Hack, Charles E. Koob, Larry W. Papasan, Neil S. Yeston, John E. Cranston, Alexandra O. Haden, Christopher M. Cashman, Lou Roselli and Mark Diaz (collectively, the "Individual Defendants"); and (vi) nominal defendant MiMedx Group, Inc. ("MiMedx" or the "Company") (each a "Settling Party," and together Plaintiffs, MiMedx and the Individual Defendants are the "Settling Parties"). The Stipulation is intended by the Settling Parties to fully, finally, and forever resolve, discharge, 1 The Florida Federal Action was voluntarily dismissed shortly after filing. See Voluntary Dismissal Pursuant to Rule 41(a)(1)(A)(i) filed on November 8, 2019 (S.D. Fla. Nov. 8, 2019) (S.D. Fla. ECF No. 56). - 2 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 11 of 764 and settle the Released Claims2 upon District Court approval and subject to the terms and conditions hereof. I. SUMMARY OF PLAINTIFFS' FACTUAL ALLEGATIONS3 Plaintiffs allege derivative claims for breach of fiduciary duty, waste and unjust enrichment against the Individual Defendants. In particular, Plaintiffs allege that Individual Defendants breached their fiduciary duties to MiMedx by purportedly causing or allowing the Company to, inter alia, (i) improperly recognize revenue and engage in a "channel-stuffing" scheme, (ii) retaliate against employees who raised concerns regarding the Company's revenue recognition practices, (iii) violate the Physician Payments Sunshine Act, (iv) overcharge Veterans Affairs hospitals, in violation of federal laws and regulations, (v) operate with material weaknesses in internal controls over accounting and financial reporting, and (vi) issue false or misleading statements regarding these issues and others. Plaintiffs further allege that certain Individual Defendants breached their fiduciary duties by allegedly "whitewashing" investigations by the Audit Committee that purportedly would have exposed the alleged wrongdoing. Plaintiffs additionally allege that Individual 2 All capitalized terms not otherwise defined shall have the meanings ascribed to them in section VII.1. herein and section VII.1 herein shall control over any conflicting definition of a capitalized term. 3 The allegations summarized herein are derived from the Verified Consolidated Shareholder Derivative Complaint filed by plaintiffs Evans, Georgalas, and Roloson in the Georgia Federal Action on January 22, 2019. ECF No. 37. The operative complaints filed by plaintiffs in the other shareholder derivative actions listed herein made substantially similar substantive allegations. - 3 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 12 of 764 Defendants (i) wasted corporate assets by causing MiMedx to repurchase stock and pay compensation to the Individual Defendants and (ii) were unjustly enriched as a result of the compensation they received while purportedly breaching their fiduciary duties. Plaintiffs contend that, as a proximate result of the Individual Defendants' alleged misconduct, MiMedx has been required to restate its financial statements since 2012, and has suffered and continues to suffer substantial pecuniary and reputational injury, including, inter alia, the delisting of MiMedx's stock by NASDAQ, costs associated with the Audit Committee investigations, restatement work, shareholder securities fraud and whistleblower wrongful termination litigation, and investigations and regulatory, civil and criminal actions brought by governmental agencies, including the U.S. Department of Justice ("DOJ"), the Inspector General of the Veteran's Administration, and the SEC. II. RELEVANT PROCEDURAL HISTORY A. The Georgia Federal Action Between April 10, 2018, and June 22, 2018, plaintiffs Evans, Georgalas, and Roloson, each submitted pre-suit litigation demands on the Board pursuant to section 607.07401 of the Florida Business Corporation Act ("Section 607.07401"). The demands asked the Board to investigate and to seek redress, through litigation, if necessary, for alleged breaches of fiduciary duty and other alleged violations of law - 4 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 13 of 764 by certain of the Individual Defendants in connection with the alleged misconduct described herein. Counsel for the Special Litigation Committee formed by the Board (the "SLC") responded to each demand by confirming that the Board had formed the SLC to evaluate and investigate the allegations and to determine what action or actions the Company should take in response to the demands. Pursuant to Section 607.07401(2), after receiving no further response to their demands within ninety (90) days, plaintiffs Evans, Georgalas, and Roloson commenced shareholder derivative lawsuits on September 25, 2018, September 27, 2018, and October 22, 2018, respectively. The actions were consolidated and lead plaintiffs were appointed on December 6, 2018. The operative consolidated complaint was filed on January 22, 2019. On February 18, 2019, MiMedx moved to stay the Georgia Federal Action pending completion of the SLC's investigation. Plaintiffs opposed the motion. Following a hearing, the Court entered an Order on March 11, 2019, staying all proceedings and deadlines until the SLC completed its investigation, or until July 8, 2019. On July 1, 2019, MiMedx filed a "Submission Concerning the Findings of the Special Litigation Committee," stating that the SLC completed its investigation on June 28, 2019, and would move to terminate the litigation. (See DCKT #99-1.) The - 5 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 14 of 764 submission attached an "Executive Summary" excerpted from the "Report of the Special Litigation Committee" ("SLC Report"). On July 3, 2019, the Court scheduled a status hearing for October 2019. The parties met and conferred regarding the contents of a joint status conference statement, and exchanged proposed schedules for proceedings relating to MiMedx's anticipated motion to dismiss the Georgia Federal Action pursuant to Section 607.07401(3) based on the SLC's determination. On July 19, 2019, the parties submitted a Joint Status Report outlining their respective positions and proposed schedules. Between October 3, 2019, and January 6, 2020, the parties to the Georgia Federal Action filed three joint motions to continue the status hearing in order to "allow the Parties time to mediate and to explore a potential resolution of this matter," which the Court granted. At the March 2, 2020 status hearing, the parties informed the Court that they had participated in mediation, and had made substantial progress towards settlement. The parties also discussed their positions with respect to the case schedule in the event they were unable to reach a settlement. Following the status hearing, the Court entered an order requiring the parties to "file a preliminary notice of settlement OR a scheduling order by April 1, 2020." - 6 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 15 of 764 On March 30, 2020, the Court granted the parties' request to extend the time to file a preliminary notice of settlement or proposed scheduling order to May 1, 2020. The parties filed a preliminary notice of settlement on May 1, 2020. B. The Florida State Action On June 20, 2018, Hialeah served a pre-litigation demand on the Board, pursuant to Section 607.07401, based on substantially the same alleged misconduct described above, demanding that the Board pursue claims for breach of fiduciary duty against any current or former officer or director who participated in or perpetuated the alleged scheme. Counsel for the SLC responded to the demand by advising Hialeah that the Board had formed the SLC to evaluate and investigate the allegations and to determine what action or actions the Company should take in response to the demands. Pursuant to Section 607.07401(2), after receiving no further response to its demand within ninety (90) days, on October 29, 2018, Hialeah filed a shareholder derivative complaint in the Circuit Court for the Second Judicial Circuit in and for Leon County, Florida, asserting claims for breach of fiduciary duty and unjust enrichment. On February 7, 2019, MiMedx filed a motion to stay the Florida State Action in favor of the Georgia Federal Action or, in the alternative, until MiMedx's SLC completed its investigation. - 7 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 16 of 764 On April 8, 2019, MiMedx filed a motion to dismiss and certain of the Individual Defendants filed motions to dismiss or stay the Florida State Action. On June 4, 2019, Hialeah served requests for production of documents on MiMedx. MiMedx served objections to the requests on July 3, 2019. C. The Georgia State Action On April 26, 2018, Nix served an inspection demand on MiMedx pursuant to Fla. Stat. § 607.1602, requesting books and records relating to the Company's allegedly fraudulent sales and accounting practices. The Company responded by letter on May 4, 2018, denying the inspection demand on the grounds that the demand lacked a proper purpose and did not seek documents directly connected to the demand's alleged purposes. On June 13, 2018, Nix served a litigation demand on MiMedx, demanding that the Board pursue claims against certain current and former officers and directors he claimed to have perpetrated the alleged fraudulent sales and accounting practices at the Company. On June 21, 2018, Demaio served a litigation demand on MiMedx seeking substantially similar relief. On July 2, 2018, Counsel for the SLC responded to Nix's and Demaio's litigation demands, advising Nix and Demaio that the Board had formed the SLC to - 8 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 17 of 764 evaluate and investigate the allegations and to determine what action or actions the Company should take in response to the demands. On May 15, 2019, Nix and Demaio filed a derivative complaint in the Superior Court of Cobb County, in the State of Georgia, captioned Nix, et al. v. Evans, et al., No. 19103589, asserting claims for breach of fiduciary duty, corporate waste, and unjust enrichment against certain MiMedx directors and executives in connection with the alleged scheme to artificially inflate sales and revenues through improper inventory manipulation, for their alleged failure to properly investigate the foregoing alleged misconduct, and against the directors for adopting a so-called "poison pill" allegedly designed to entrench the Board. On September 30, 2019, the defendants moved to stay the Georgia State Action in favor of the Georgia Federal Action. On October 21, 2019, the Honorable Judge C. LaTain Kell granted the motion to stay the Georgia State Action pending resolution of the Georgia Federal Action. D. The Florida Federal Action On May 18, 2018, Murphy sent a litigation demand to MiMedx, demanding that the Board investigate and pursue claims against certain current and former officers and directors he claimed to have perpetrated the alleged fraudulent sales and accounting practices at the Company. Counsel for the SLC responded to the demand by advising Murphy that the Board had formed the SLC to evaluate and investigate - 9 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 18 of 764 the allegations and to determine what action or actions the Company should take in response to the demand. On August 12, 2019, Murphy filed a shareholder derivative complaint in the United States District Court for the Southern District of Florida, captioned Murphy v. Petit et al., No. 19-cv-23374, asserting claims for breach of fiduciary duty and unjust enrichment against certain MiMedx directors and executives. On September 25, 2019, MiMedx filed a motion to transfer the Florida Federal Action to the Northern District of Georgia for consolidation with the Georgia Federal Action. On November 8, 2019, Murphy filed a notice of voluntary dismissal, which stated that he planned to participate in the mediation in connection with the Georgia Federal Action. III. SETTLEMENT NEGOTIATIONS In mid-September 2019, counsel for plaintiffs in the Georgia Federal Action and counsel for MiMedx began discussing a possible resolution of the Derivative Actions. To facilitate those discussions, they retained the services of Hon. Layn R. Phillips of Phillips ADR Enterprises, an experienced and respected mediator ("Judge Phillips"), and scheduled an in-person mediation session. Certain of the Plaintiffs executed a non-waiver agreement, pursuant to which MiMedx provided those Plaintiffs the 290-page SLC Report to facilitate settlement negotiations, and solely for that purpose. Also solely to facilitate settlement negotiations, MiMedx provided - 10 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 19 of 764 Plaintiffs in the Georgia Federal Action with the applicable D&O insurance policies and certain information relating to insurance coverage, among other information. Counsel for plaintiffs in the Georgia Federal Action sent Defendants a comprehensive settlement demand that established the framework for the settlement negotiations. Plaintiffs in the Georgia Federal Action coordinated with plaintiffs in the Florida State Action, the Georgia State Action, and Florida Federal Action to facilitate global settlement discussions. Plaintiffs provided Judge Phillips with a joint confidential mediation statement setting forth the claims, key evidence relied upon, and recoverable damages, and responded to detailed case-specific questions prepared by Judge Phillips. In advance of the mediation, Plaintiffs prepared additional materials addressing the SLC's recommendation and the arguments for challenging its determination, the damages allegedly incurred by MiMedx, and issues relating to insurance, the Individual Defendants' ability to satisfy a judgment, and the Individual Defendants' indemnification rights, among other matters. On February 11, 2020, the parties participated in an all-day mediation with Judge Phillips. The mediation involved numerous joint and individual sessions, and lasted well into the evening. Significant progress was made, but the parties were unable to reach agreement. - 11 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 20 of 764 The parties thereafter continued their settlement negotiations with the assistance and oversight of Judge Phillips. Numerous written settlement proposals and counter-proposals were exchanged and discussed in telephonic conferences. In April 2020, with the continuing assistance and oversight of Judge Phillips, the parties reached agreement on the material substantive settlement terms, including the adoption of a robust set of corporate governance, oversight and internal controls reforms designed to prevent recurrence of the alleged wrongdoing, which are set forth in Exhibit A to this Stipulation (the "Corporate Governance Reforms"). Thereafter, with the continuing assistance of Judge Phillips, the parties engaged in arm's-length negotiations regarding the amount of attorneys' fees and expenses to be paid to Plaintiff's Counsel in consideration for the substantial benefits secured for MiMedx and its shareholders through the Settlement (the "Fee and Expense Amount"). Following detailed, fact-based discussions and several exchanges among the parties, Judge Phillips made a mediator's proposal, which the parties accepted. The parties to the Georgia Federal Action filed a preliminary notice of the settlement on May 1, 2020. On July 7, 2020, the parties to this Stipulation executed a term sheet containing the substantive materials terms of the Settlement (the "Term Sheet"), the essential provisions of which are recapitulated herein. - 12 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 21 of 764 IV. CLAIMS OF PLAINTIFFS AND BENEFITS OF SETTLEMENT Plaintiffs and Plaintiffs' Counsel believe that the claims asserted in the Derivative Actions have merit. Plaintiffs and Plaintiffs' Counsel also recognize the substantial time, expense, and uncertainty inherent in the continued prosecution of the claims through trial and any subsequent appeal, including problems of proof, overcoming the available defenses, the difficulties of proving and measuring damages, and the challenges of collecting on any damages awarded at trial. Based on their thorough investigation and evaluation, Plaintiffs and Plaintiffs' Counsel have determined that the Settlement set forth in this Stipulation is fair, reasonable and adequate. Plaintiffs' Counsel's conclusion is based on their extensive and thoroughgoing investigation and evaluation of public and non-public information, which included, inter alia: (i) reviewing MiMedx's press releases, public statements, SEC filings, and securities analysts' reports and advisories about the Company; (ii) reviewing media reports about the Company; (iii) researching the applicable law with respect to the claims alleged in the Derivative Actions and the potential defenses thereto; (iv) preparing litigation demands and preparing and filing derivative complaints in the Derivative Actions; (v) reviewing and analyzing relevant pleadings in the Securities Action and other related litigation and investigations, and evaluating the merits of, and Defendants' liability in connection with, the Securities Action and the - 13 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 22 of 764 Derivative Actions; (vi) reviewing the Company's existing corporate governance policies and preparing extensive settlement demands detailing proposed corporate governance reforms to strengthen the Company's governance; (vii) reviewing and evaluating the 290-page SLC Report; (viii) participating in extensive settlement discussions with Defendants' Counsel; and (ix) negotiating the Term Sheet and this Stipulation. Plaintiffs' Counsel's assessment of the facts and legal issues material to their recommendation in favor of the Settlement was honed and refined over the course of months of substantive written and verbal exchanges with counsel for Defendants and Judge Phillips. Based on Plaintiffs' Counsel's thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiffs and Plaintiffs' Counsel concluded that the Settlement set forth in this Stipulation confers substantial benefits upon MiMedx and its shareholders, including, inter alia, the adoption of the Corporate Governance Reforms reflected in Exhibit A hereto, and serves the best interests of MiMedx and its shareholders. Accordingly, Plaintiffs have agreed to settle the Derivative Actions upon the terms and subject to the conditions set forth herein. - 14 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 23 of 764 V. THE INDIVIDUAL DEFENDANTS' DENIALS OF WRONGDOING AND LIABILITY The Individual Defendants have denied, and continue to deny, any and all allegations of fault, wrongdoing, liability, or damages whatsoever. Specifically, the Individual Defendants expressly have denied, and continue to deny, each and all of the claims by Plaintiffs in the Derivative Actions, including, without limitation, any liability arising out of any conduct, statements, acts or omissions alleged, or that could have been alleged, in the Derivative Actions. Without limiting the foregoing, the Individual Defendants have denied, and continue to deny, among other things, that they breached their fiduciary duties or any other duty owed to MiMedx or its shareholders, committed or engaged in any violation of law or wrongdoing whatsoever, or that Plaintiffs, MiMedx, or MiMedx's shareholders suffered any damage or were harmed as a result of any act, omission, or conduct by the Individual Defendants alleged in the Derivative Actions or otherwise. The Individual Defendants have further asserted, and continue to assert, that at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of MiMedx and its shareholders. In addition, the Individual Defendants maintain that they have meritorious defenses to all claims alleged in the Derivative Actions. The Individual Defendants are entering into this Settlement to eliminate the uncertainty, burden, and expense of further protracted litigation. Pursuant to the - 15 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 24 of 764 terms set forth below, this Stipulation (including all of the exhibits hereto) shall in no event be construed as, or deemed to be evidence of, an admission or concession by the Individual Defendants with respect to any claim of fault, wrongdoing, liability, or damage whatsoever or any infirmity in the defenses that the Individual Defendants could have asserted. The Individual Defendants have determined that it is desirable and beneficial to them that the Derivative Actions be settled in the manner and upon the terms set forth in this Stipulation. VI. INDEPENDENT DIRECTOR APPROVAL The independent members of the Board and the SLC have unanimously approved resolutions reflecting their determination, in the exercise of their fiduciary duties and business judgment, that: (a) Plaintiffs' litigation and settlement efforts in the Derivative Actions are a primary factor in the Board's agreement to adopt, implement, and maintain the Corporate Governance Reforms for the agreed term; (b) the Corporate Governance Reforms confer substantial benefits on the Company and its shareholders; and (c) the settlement is fair, reasonable, and in the best interests of the Company and its shareholders. VII. TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among the Settling Parties, through their respective counsel, that in exchange for the consideration set forth below, the Derivative Actions and Released Claims - 16 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 25 of 764 shall be fully, finally, and forever compromised, settled, discharged, relinquished, and released, and the Derivative Actions shall be dismissed with prejudice as to the Individual Defendants, upon and subject to the terms and conditions of this Stipulation, as follows: 1. Definitions As used in this Stipulation, the following terms have the meanings specified below: 1.1 "MiMedx" or the "Company" means MiMedx Group, Inc. 1.2 "Board" means the past, present, and future Board of Directors of MiMedx. 1.3 "Corporate Governance Reforms" means the corporate governance measures set forth in Exhibit A attached hereto. 1.4 "Current MiMedx Shareholders" means any Person or Persons who are record or beneficial owners of MiMedx common stock as of the date of this Stipulation and who continue to hold such MiMedx common stock as of the date of the Settlement Hearing, excluding the Individual Defendants, the officers and directors of MiMedx, members of their immediate families, and their legal representatives, heirs, successors, or assigns, and any entity in which the Individual Defendants have or had a controlling interest. 1.5 "Defendants" means the Individual Defendants and MiMedx. - 17 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 26 of 764 1.6 "Defendants' Counsel" means the law firms Alston & Bird; Sidley Austin LLP; Nelson Mullins Riley & Scarborough LLP; Davis Polk & Wardwell LLP; Rogers & Hardin LLP; Quinn Emanuel Urquhart & Sullivan LLP; Fellows Labriola LLP; Kilpatrick Townsend & Stockton; Jones Day; Parker Hudson Rainer & Dobbs LLP; and Bryan Cave Leighton Paisner LLP or their successor(s), and any other law firm that appeared for Defendants in any of the Derivative Actions. 1.7 "Derivative Actions" means the Georgia Federal Action, the Georgia State Action, the Florida State Action, and the Florida Federal Action. 1.8 "District Court" means the U.S. District Court for the Northern District of Georgia. 1.9 "Effective Date," or the date upon which this Settlement becomes "effective," means the first date by which all of the events and conditions specified in paragraph 6.1 of this Stipulation have been met and have occurred. 1.10 "Fee and Expense Amount" shall have the meaning defined in paragraph 4.1 hereof. 1.11 "Final" means the date upon which the last of the following shall occur with respect to the Judgment entered approving this Stipulation and the Settlement, substantially in the form of Exhibit C attached hereto: (1) the expiration of the time to file a notice of appeal from the Judgment; (2) if an appeal has been filed or if an appeal is taken, the United States Court of Appeals for the Eleventh Circuit has either - 18 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 27 of 764 affirmed the Judgment or dismissed that appeal, and the time for any reconsideration or further appellate review has passed; or (3) if a higher court has granted further appellate review, that higher court has either affirmed the underlying Judgment or affirmed the Court of Appeals' decision affirming the Judgment or dismissing the appeal. For purposes of this paragraph, an "appeal" shall not include any appeal challenging the award of the Fee and Expense Amount or the payment of Service Awards. Any proceeding or order, or any appeal pertaining solely to the Fee and Expense Amount, shall not in any way delay or preclude the Judgment from becoming Final. 1.12 "Florida Federal Action" means Murphy v. Petit, et al., C.A. No. 1:19- cv-23374-UU (S.D. Fla.). 1.13 "Florida State Action" means City of Hialeah Employees' Retirement System v. Petit, et al., C.A. No. 2018 CA 002332 (Fla. Cir. Ct. Leon Cty.). 1.14 "Georgia Federal Action" means In re MiMedx Group, Inc. Shareholder Derivative Litigation, Lead Case No. 1:18-cv-04486-WMR (N.D. Ga.), consolidated with C.A. No. 1:18-cv-04514-WMR (N.D. Ga.) and C.A. No. 1:18-cv- 04864-WMR (N.D. Ga.). 1.15 "Georgia State Action" means Nix, et al. v. Evans, et al., C.A. No. 19103589 (Ga. Super. Ct.-Cobb Cty.). - 19 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 28 of 764 1.16 "Judgment" means the [Proposed] Final Order and Judgment to be rendered by the District Court, substantially in the form attached hereto as Exhibit C. 1.17 "Judge Phillips" or "Mediator" means Hon. Layn R. Phillips of Phillips ADR Enterprises, an experienced and respected mediator. 1.18 "Notice" means the Notice of Pendency and Proposed Settlement of Shareholder Derivative Actions, substantially in the form attached hereto as Exhibit B-1. 1.19 "Person" or "Persons" means an individual, corporation, limited liability company, professional corporation, limited liability partnership, partnership, limited partnership, association, joint venture, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any other business or legal entity, and each of their spouses, heirs, predecessors, successors, representatives, or assigns. 1.20 "Plaintiffs" means, collectively, James E. Evans, Andrew Georgalas, Michael Roloson, John Murphy, City of Hialeah Employees' Retirement System, Mark Nix, and David Demaio. 1.21 "Plaintiffs' Counsel" means Robbins LLP; Kessler Topaz Meltzer & Check, LLP; Glancy Prongay & Murray LLP; Johnson Fistel LLP; The Weiser Law Firm, P.C.; Bernstein Litowitz Berger & Grossmann LLP; Scott + Scott Attorneys - 20 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 29 of 764 at Law LLP; Faruqi & Faruqi, LLP; Hernandez Lee Martinez, LLC; Klausner Kaufman Jensen & Levinson; Cypen & Cypen and any other law firm that appeared for the Plaintiffs in any of the Derivative Actions. 1.22 "Related Persons" means: (i) with regard to any individual, his or her respective spouses, marital communities, immediate family members, heirs, executors, personal representatives, estates, administrators, trusts, predecessors, successors, and assigns or other individual or entity in which such individual has a controlling interest, and each and all of their respective past and present officers, directors, employees, agents, affiliates, parents, subsidiaries, divisions, attorneys, accountants, auditors, advisors, insurers, co-insurers, re-insurers, heirs, executors, personal representatives, estates, administrators, trusts, predecessors, successors, and assigns; and (ii) with regard to any entity (i.e., non-individual), its respective past or present agents, officers, directors, attorneys, accountants, auditors, advisors, insurers, co-insurers, reinsurers, partners, controlling shareholders, joint venturers, related or affiliated entities, advisors, employees, affiliates, predecessors, successors, parents, subsidiaries, insurers, and assigns. 1.23 "Released Claims" means all Released Plaintiffs' Claims and all Released Defendants' Claims. 1.24 Subject to paragraphs 2.3 and 5.4 herein, "Released Plaintiffs' Claims" means any and all claims, demands, rights, causes of action, and liabilities of every - 21 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 30 of 764 nature and description (including Unknown Claims as defined in paragraph 1.33 below), whether known or unknown, contingent or absolute, liquidated or not liquidated, accrued or unaccrued, suspected or unsuspected, disclosed or undisclosed, apparent or not apparent, foreseen or unforeseen, matured or not matured, which now exist, heretofore or previously existed, or may hereafter exist, including, but not limited to, any claims arising under federal, state, common, or foreign law, that were asserted, that could have been asserted, or that in the future could be asserted, by Plaintiffs, any other MiMedx shareholders derivatively on behalf of the Company, MiMedx, or the Individual Defendants, that concern, arise out of, refer to, are based upon, or are related to the allegations, conduct, events, transactions, facts, matters, occurrences, representations, statements, or omissions alleged, involved, set forth, or referred to in the Derivative Actions. The releases provided for in this Settlement expressly do not include any claims alleged in the Securities Action. The Settlement also is not conditioned upon the settlement, or the approval of the settlement, of any other lawsuits or claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation. 1.25 Subject to paragraphs 2.3 and 5.4 herein, "Released Defendants' Claims" means all claims, demands, rights, causes of action, and liabilities of every nature and description (including Unknown Claims as defined in paragraph 1.33 - 22 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 31 of 764 below), whether known or unknown, contingent or absolute, liquidated or not liquidated, accrued or unaccrued, suspected or unsuspected, disclosed or undisclosed, apparent or not apparent, foreseen or unforeseen, matured or not matured, which now exist, heretofore or previously existed, or may hereafter exist, including, but not limited to, any claims arising under federal, state, common, or foreign law, arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Derivative Actions or that concern, arise out of, refer to, are based upon, or are related to the allegations, transactions, facts, matters, occurrences, representations, statements, or omissions alleged, involved, set forth, or referred to in the Derivative Actions. For the avoidance of doubt, as set forth in Section 5.4, the Released Defendants' Claims shall not include, among other things, any claims for advancement or indemnification under MiMedx's Articles of Incorporation or By-Laws or otherwise. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation. 1.26 "Released Defendants' Persons" means each and all of the Individual Defendants, MiMedx, and each and all of their Related Persons. "Released Defendants' Person" means, individually, each of the Released Defendants' Persons. 1.27 "Released Plaintiffs' Persons" means each and all of the Plaintiffs, Current MiMedx Shareholders, MiMedx, and each and all of their Related Persons. - 23 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 32 of 764 "Released Plaintiffs' Person" means, individually, each of the Released Plaintiffs' Persons. 1.28 "Released Persons" means all Released Plaintiffs' Persons and all Released Defendants' Persons. 1.29 "Securities Action" means the securities class action captioned In re MiMedx Group, Inc. Securities Litigation, Case No. 1:18-cv-00830-WMR (N.D. Ga.). 1.30 "Settlement" means the resolution of the Derivative Actions in accordance with the terms and conditions set forth in this Stipulation and its exhibits. 1.31 "Settlement Hearing" means any hearing or hearings at which the District Court will consider final approval of the Settlement. 1.32 "Summary Notice" means the Summary Notice of Pendency and Proposed Settlement, substantially in the form attached hereto as Exhibit B-2. 1.33 "Unknown Claims" means any and all Released Claims that MiMedx or any Plaintiff, Current MiMedx Shareholder, Individual Defendant, or Released Person does not know or suspect to exist in his, her, or its favor, or in favor of MiMedx derivatively, at the time of the release of such claims, including claims that, if known by him, her, or it, might have affected his, her, or its settlement with, and release of, the Released Claims. With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, the Settling Parties - 24 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 33 of 764 shall expressly waive, and Current MiMedx Shareholders and the Released Persons shall be deemed to have waived, and by operation of the Judgment, shall have expressly waived, any and all provisions, rights, and benefits conferred by or under California Civil Code section 1542, or any other law of the United States or any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to section 1542, which provides: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY. The Settling Parties acknowledge that they may hereafter discover facts in addition to or different from those now known or believed to be true by them, with respect to the subject matter of the Released Claims, but it is the intention of the Settling Parties to completely, fully, finally, and forever compromise, settle, release, discharge, and extinguish any and all Released Claims, known or unknown, suspected or unsuspected, contingent or absolute, accrued or unaccrued, apparent or unapparent, which do now exist, heretofore existed, or may hereafter exist, and without regard to the subsequent discovery of additional or different facts. The - 25 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 34 of 764 Settling Parties acknowledge that the foregoing waiver was separately bargained for and is a key element of this Settlement of which this release is a part. 2. Adoption of Corporate Governance Reforms and Recoupment of the Company's Advancement and/or Indemnification Obligations 2.1 The MiMedx Board will adopt, implement, and maintain the Corporate Governance Reforms upon the terms and conditions set forth in Exhibit A attached hereto within a period of ninety (90) days from the Effective Date. 2.2 The Board shall adopt resolutions and amend committee Charters and/or By-Laws as necessary to fully and faithfully implement the Reforms set forth in Exhibit A attached hereto. The Corporate Governance Reforms shall remain in effect for a period of not less than forty-two (42) months following the Effective Date, except for modifications required by applicable law, regulation, or fiduciary duty to MiMedx. If a corporate governance provision is eliminated or modified, the Board shall within twenty (20) business days adopt a replacement provision that accomplishes substantially the same objective; provided, however, that no such replacement provision need be adopted if, in the reasonable good faith business judgement of a majority of the Board's independent directors, it is not possible to do so in a manner consistent with the law. The Board certifies that it is not currently aware of any law that would trigger application of the foregoing provision. - 26 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 35 of 764 2.3 In the event a final non-appealable judgment is entered against defendants Petit, Senken, or Taylor in the Securities Action, In re MiMedx Group, Inc. Securities Litigation, No. 1:18-cv-00830-WMR (N.D. Ga.); Securities and Exchange Commission v. MiMedx Group, Inc., et al., C.A. No. 1:19-cv-10927 (S.D.N.Y.); or United States v. Petit, et al., C.A. No. 1:19-cr-00850 (S.D.N.Y.) for a violation(s) of the federal securities laws in which scienter is a necessary element, MiMedx shall pursue sums paid pursuant to the Company's advancement and/or indemnification obligations to or for the benefit of the defendant(s) against whom judgment is entered; provided, however, this pursuit is subject to MiMedx's consideration regarding (1) a cost/benefit analysis with respect to pursuing recovery of such sums, (2) an analysis of the potential impact of the individual's indemnification rights on such pursuit, and (3) the federal public policy prohibiting indemnification for such violations. 3. Notice and Approval 3.1 Promptly after execution of this Stipulation, Plaintiffs shall submit this Stipulation, together with its exhibits, to the District Court and shall apply for entry of an order substantially in the form of Exhibit B attached hereto (the "Preliminary Approval Order") requesting: (i) preliminary approval of the Settlement set forth in this Stipulation; (ii) approval of the form and manner of providing Notice (as defined - 27 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 36 of 764 below in paragraph 3.2), including a finding that the notice complies with 607.0745, Fla. Stat.; and (iii) a date for the Settlement Hearing. 3.2 Notice shall consist of the approved Notice of Pendency and Proposed Settlement of Shareholder Derivative Actions (the "Notice"), which shall summarize the general terms of the Settlement set forth in this Stipulation and shall specify the date of the Settlement Hearing, substantially in the form attached hereto as Exhibit B-1, as well as a Summary Notice of Pendency and Proposed Settlement ("Summary Notice"), substantially in the form attached hereto as Exhibit B-2 . 3.3 MiMedx shall undertake the administrative responsibility for publication of the Notice as set forth herein and shall be responsible for paying the costs and expenses related thereto. Within twenty-one (21) days following preliminary approval of the Settlement by the District Court, MiMedx shall cause: (a) the Stipulation and long-form Notice to be filed with the SEC on Form 8-K with an accompanying press release; (b) publication of the short-form Summary Notice once in Investors' Business Daily; and (c) publication of the Stipulation and the long- form Notice on an Internet page that MiMedx shall create for this purpose and which shall be accessible through a link posted on the "Investor Relations" page of http://www.MiMedx.com, the address of which shall also be featured on the long- form Notice and the short-form Summary Notice. The Stipulation and the long-form Notice shall remain posted to the Internet page referenced in the preceding sentence - 28 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 37 of 764 through the Effective Date of the Settlement. The Settling Parties believe the content and manner of the Notice, as set forth in this paragraph, constitutes adequate and reasonable notice of the Settlement to all Persons entitled to receive such notice pursuant to applicable law and due process, and complies with Fla. Stat. § 607.0745, Fla. Stat. The preliminary and final approval orders will include a proposed finding that the notice complies with Fla. Stat. § 607.0745. Prior to the Settlement Hearing, MiMedx shall file with the District Court an appropriate affidavit or declaration with respect to the filing and publication of the Notice to the Company's shareholders. MiMedx shall pay for all costs associated with this notice program or any other form and manner of notice required by the District Court. 3.4 Pending the Effective Date, the Settling Parties agree that all proceedings and discovery in the Derivative Actions should continue to be stayed (with the exception of the proceedings necessary to effectuate the consummation and final approval of the Settlement), and not to initiate any other proceedings other than those related to the Settlement itself. 4. Plaintiffs' Counsel's Separately Negotiated Fee and Expense Amount 4.1 In consideration for the substantial benefits conferred upon MiMedx as a result of the Settlement and the efforts of Plaintiffs and Plaintiffs' Counsel in this litigation, MiMedx shall pay or cause its D&O insurance carrier(s) to pay or cause to be paid to Plaintiffs' Counsel attorneys' fees and expenses in the total amount of - 29 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 38 of 764 $3,500,000 (the "Fee and Expense Amount"), subject to Court approval. The independent directors of MiMedx's Board, including each of the current members of the SLC, in the good faith exercise of their business judgment, have approved the agreed-to Fee and Expense Amount in light of the substantial benefits conferred upon MiMedx as a result of the Settlement and Plaintiffs' Counsel's efforts in this litigation. 4.2 MiMedx shall deposit or cause its D&O insurance carrier(s) to deposit the Fee and Expense Amount into an escrow account controlled by Plaintiffs' Counsel (the "Escrow Account") within twenty (20) business days of the later of: (i) the entry of the Preliminary Approval Order, as defined in Paragraph 3.1 herein and (ii) the date on which Plaintiffs' Counsel provides the payee's Form W-9 sufficient written wire payment instructions (including the ABA number, SWIFT Code, bank name, bank address, and bank account number) to MiMedx's Counsel, notwithstanding the existence of any collateral attacks on the Fee and Expense Amount or the Settlement, including without limitation, any objections or appeals with respect to the Fee and Expense Amount or the Settlement. Upon entry of an order awarding fees and expenses, Funds deposited into the Escrow Account shall be immediately available for disbursement pursuant to the applicable escrow agreement in Plaintiffs' Counsel's sole discretion. In the event the Settlement is not approved, or is terminated, cancelled, or fails to become effective for any reason, - 30 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 39 of 764 including, without limitation, in the event the Judgment is reversed or vacated and such order reversing or vacating the Judgment has become final and not subject to review, or in the event that the Fee and Expense Amount is subsequently reduced by a final, non-appealable court order, within twenty (20) business days after written notification by MiMedx's Counsel, Plaintiffs' Counsel shall refund the Fee and Expense Amount or any sums by which the Fee and Expense Amount was reduced, as appropriate, by wire transfer to Defendants' insurance carriers in accordance with the instructions to be provided by MiMedx's Counsel. Other than MiMedx's obligation to pay or cause to be paid the Fee and Expense Amount and the costs of providing notice of the Settlement, neither the Defendants nor any other Released Person shall have any obligations to make any other payment pursuant to this Stipulation, and shall not have any responsibility, obligation, or liability with respect to the Escrow Account or the monies maintained therein or the administration related to the Fee and Expense Amount, including, without limitation, any responsibility or liability related to allocation of the Fee and Expense Amount among Plaintiffs' Counsel, any fees, taxes, investment decisions, maintenance, supervision or distribution of any portion of the Fee and Expense Amount. 4.3 The Settling Parties further stipulate that Plaintiffs may apply to the District Court for service awards not to exceed $3,000 per plaintiff ("Service Awards"), to be paid out of such Fee and Expense Amount, and neither the Company - 31 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 40 of 764 nor the Individual Defendants will oppose any such awards consistent with such limits. 4.4 The payment of the Fee and Expense Amount pursuant to paragraphs 4.1 and 4.2 hereof shall constitute final and complete payment for Plaintiffs' Counsel's attorneys' fees and for the reimbursement of expenses and costs that have been incurred, or will be incurred, in connection with the Derivative Actions. Any disputes among Plaintiffs' Counsel regarding the allocation of the Fee and Expense Amount shall be mediated, and, if necessary, finally decided and resolved by the Mediator, pursuant to procedures and subject to the terms and conditions determined by the Mediator. Any fee allocation mediation or arbitration fees and costs shall be borne solely by Plaintiffs' Counsel, and allocated by agreement or as finally determined by the Mediator. 5. Releases 5.1 The Georgia State Action and the Florida State Action shall be dismissed with prejudice by each plaintiff respectively, who shall move within seven (7) calendar days after the Effective Date to dismiss their respective actions with prejudice. The Florida Federal Action shall not be reinstated and, after the Effective Date, it shall be deemed dismissed with prejudice. 5.2 Upon the Effective Date except as expressly provided in paragraphs 2.3 and 5.4 herein, each of the Released Plaintiffs' Persons and anyone claiming through - 32 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 41 of 764 or on behalf of any of them, shall be deemed to have, and by operation of the Judgment shall have, fully, finally, unconditionally and forever released, relinquished, and discharged and dismissed with prejudice the Released Plaintiffs' Claims against the Individual Defendants and each and all of the other Released Defendants' Persons. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation. Upon the Effective Date, the Released Plaintiffs' Persons will be forever barred and enjoined from commencing, instituting, prosecuting or continuing to prosecute any action or other proceeding in any court of law or equity, arbitration tribunal, or administrative forum, asserting the Released Plaintiffs' Claims against any of the Released Defendants' Persons. The Released Plaintiffs' Persons are aware of the California Civil Code §1542 and expressly waive and relinquish any rights or benefits available to them under this statute and any rights or benefits conferred by any law of the United States, or any state or territory thereof, or principle of common law or foreign law, which is similar, comparable, or equivalent to California Civil Code §1542. 5.3 Upon the Effective Date except as expressly provided in paragraphs 2.3 and 5.4 herein, each of the Released Defendants' Persons, and anyone claiming through or on behalf of any of them, shall be deemed to have, and by operation of the Judgment shall have, fully, finally, unconditionally and forever released, relinquished, and discharged the Released Defendants' Claims against one another - 33 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 42 of 764 and against each and all of Plaintiffs, Plaintiffs' Counsel, MiMedx, Current MiMedx Shareholders (solely in their capacity as MiMedx Shareholders), and each of the Released Plaintiffs' Persons. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation. Upon the Effective Date, the Released Defendants' Persons will be forever barred and enjoined from commencing, instituting, prosecuting or continuing to prosecute any action or other proceeding in any court of law or equity, arbitration tribunal, or administrative forum, asserting the Released Defendants' Claims against any of the Released Plaintiffs' Persons. The Released Defendants' Persons are aware of the California Civil Code §1542 and expressly waive and relinquish any rights or benefits available to them under this statute and any rights or benefits conferred by any law of the United States, or any state or territory thereof, or principle of common law or foreign law, which is similar, comparable, or equivalent to California Civil Code §1542. 5.4 Notwithstanding anything else in this Stipulation, nothing in this Stipulation will (i) release or impair any claims MiMedx or any Individual Defendant referenced in Paragraph 2.3 of this Stipulation has or could have against one another, or waive any objection or defense regarding any such claim; (ii) alter any pre-existing contractual agreements between MiMedx and any Individual Defendant; (iii) alter any Individual Defendant's rights under the MiMedx Articles of Incorporation and/or Bylaws; or (iv) release or impair any claims for coverage - 34 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 43 of 764 against an insurer under an applicable insurance policy by MiMedx, any of its current or former directors, officers, employees, or any other Person. 6. Conditions of Settlement, Effect of Disapproval, Cancellation, or Termination 6.1 The Effective Date shall be conditioned on the occurrence of all of the following events: a. District Court approval of the method of providing the Notice to MiMedx shareholders as set forth in paragraph 3 herein, substantially in the form of Exhibit B-1 and Exhibit B-2 attached hereto, or such other method of providing Notice to MiMedx shareholders as is ordered by the Court; b. dissemination of the Notice, as authorized by the District Court; c. entry of the Judgment, substantially in the form of Exhibit C attached hereto, approving the Settlement without awarding costs to any party, except as provided herein; and d. the passing of the date upon which the Judgment becomes Final. 6.2 If any of the conditions specified above in paragraph 6.1 are not met, then this Stipulation shall be canceled and terminated subject to paragraph 6.3, unless counsel for the Settling Parties mutually agree in writing to proceed with this Stipulation. 6.3 If for any reason the Effective Date does not occur, the Judgment does not become Final, or the Judgment is reversed or modified in any material respect, - 35 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 44 of 764 or if this Stipulation is canceled or terminated for any other reason, and such reversal, modification, cancellation or termination, becomes final and not subject to review, and in the event that the Fee and Expense Amount has been paid to any extent in accordance with Paragraphs 4.1 and 4.2, (a) all Settling Parties shall be restored to their respective positions in the Derivative Actions that existed immediately prior to the date of execution of this Stipulation; (b) all Releases delivered in connection with this Stipulation shall be null and void, except as otherwise provided for in this Stipulation; (c) Plaintiffs' Counsel, including their law firms, partners, and/or shareholders, and Plaintiffs, who have received any portion of the Fee and Expense Amount shall within twenty (20) business days after written notification from MiMedx's Counsel or from a court of appropriate jurisdiction, refund to Defendants' insurance carriers all such fees and expenses previously paid to them from the Fee and Expense Amount, including any Service Awards, according to written instructions from MiMedx's counsel consistent with such reversal, modification, cancellation or termination; (d) the terms and provisions of this Stipulation (other than those set forth in paragraphs 4.2, 6.2, 6.3, 7.4, and 7.5 hereof) shall have no further force or effect with respect to the Settling Parties and shall not be used in the Derivative Actions or in any other proceeding for any purpose; and (e) all negotiations, proceedings, documents prepared, and statements made in connection herewith shall be without prejudice to the Settling Parties, shall not be deemed or - 36 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 45 of 764 construed to be an admission by a Settling Party of any act, matter, or proposition, and shall not be used in any manner for any purpose (other than to enforce the terms remaining in effect) in the Derivative Actions, or in any other action or proceeding. 6.4 No order of the District Court concerning the Fee and Expense Amount or the Service Awards (or modification, or reversal on appeal of any order of the District Court concerning the Fee and Expense Amount or the Service Awards) shall constitute grounds for cancellation or termination of the Stipulation, affect the enforceability of the Stipulation, or delay or preclude the Judgment from becoming Final. 7. Miscellaneous Provisions 7.1 The Settling Parties (a) acknowledge that it is their intent to consummate the terms and conditions of this Stipulation; and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation expeditiously. 7.2 The Settling Parties intend this Settlement to be a final and complete resolution of all disputes between and among the Released Persons arising out of, based upon, or related to the Released Claims. The Settlement compromises claims that are contested and shall not be deemed an admission by any Settling Party or Released Person as to the merits of any claim, allegation, or defense. The - 37 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 46 of 764 Defendants acknowledge that the Derivative Actions were filed in good faith, were not frivolous, and are being settled voluntarily by the Defendants. The Parties agree that throughout the course of the litigation, all parties and their counsel complied with the provisions of Federal Rule of Civil Procedure 11 and all similar state law provisions. The Judgment shall contain a finding that, during the course of the litigation, the Settling Parties and their respective counsel at all times complied with the requirements of Rule 11 of the Federal Rules of Civil Procedure and all other similar laws relating to the institution, prosecution, defense, or settlement of the Derivative Actions. No Settling Party or Related Person of a Settling Party shall assert any claims for violation of Rule 11 of the Federal Rules of Civil Procedure, or any other similar laws relating to the institution, prosecution, defense, and/or settlement of the Derivative Actions. The Settling Parties agree that the Released Claims are being settled voluntarily after consultation with legal counsel who could assess the strengths and weaknesses of their respective clients' claims or defenses. 7.3 Pending the Effective Date, the Settling Parties agree not to initiate any proceedings concerning the Released Claims other than those incident to the Settlement itself; provided, however, that MiMedx, the Individual Defendants, and any Released Defendants' Person may seek to prevent or stay any other action or claims brought seeking to assert any Released Plaintiffs' Claims. - 38 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 47 of 764 7.4 Neither the Settlement, this Stipulation (including any exhibits attached hereto), nor any act performed or document executed pursuant to, or in furtherance of, the Stipulation or the Settlement: (a) is, may be deemed to be, or may be offered, attempted to be offered, or used in any way as a concession, admission, or evidence of the validity of any Released Plaintiffs' Claims, or of any fault, wrongdoing, or liability of the Released Defendants' Persons or MiMedx; (b) is, may be deemed to be, or may be used as a presumption, admission, or evidence of, any liability, fault, or omission of any of the Released Defendants' Persons in any civil, criminal, administrative, or other proceeding in any court, administrative agency, tribunal, or other forum; or (c) is, may be deemed to be, or may be offered, attempted to be offered, or used in any way as a concession, admission, or evidence against Plaintiffs that any of their claims lack merit, or that any defenses asserted by the Individual Defendants lack merit. Nothing in this Section, however, shall prevent the Released Persons from filing this Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim, and any of the Parties may file this Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement. - 39 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 48 of 764 7.5 All designations and agreements made and orders entered during the course of the Derivative Actions relating to the confidentiality of documents or information shall survive this Settlement. 7.6 All exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference. 7.7 In the event that there exists a conflict or inconsistency between the terms of this Stipulation and the terms of any exhibit hereto, the terms of this Stipulation shall prevail. 7.8 This Stipulation may be amended or modified only by a written instrument signed by, or on behalf of, all Settling Parties or their respective successors-in-interest. 7.9 This Stipulation shall be deemed drafted equally by all parties hereto. 7.10 This Stipulation and the exhibits attached hereto constitute the entire agreement among the Settling Parties and no representations, warranties, or inducements have been made to any Settling Party concerning the Stipulation and/or any of its exhibits, other than the representations, warranties, and covenants contained and memorialized in such documents. 7.11 The Stipulation supersedes and replaces any prior or contemporaneous writing, statement, or understanding pertaining to the Derivative Actions (including, without limitation, the Term Sheet), and no parole or other evidence may be offered - 40 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 49 of 764 to explain, construe, contradict, or clarify its terms, the intent of the Settling Parties or their counsel, or the circumstances under which the Stipulation was made or executed. 7.12 It is understood by the Settling Parties that, except for matters expressly represented herein, the facts or law with respect to which this Stipulation is entered into may turn out to be other than, or different from, the facts now known to each Settling Party or believed by such party to be true; each Settling Party, therefore, expressly assumes the risk of facts or law turning out to be different, and agrees that this Stipulation shall be in all respects effective, and not subject to termination by reason of any such different facts or law. 7.13 Except as otherwise expressly provided herein, all parties, including all Individual Defendants, MiMedx, Defendants' Counsel, Plaintiffs, and Plaintiffs' Counsel, shall bear their own fees, costs, and expenses, subject to any applicable advancement or indemnification obligations of MiMedx. 7.14 Counsel for the Settling Parties are expressly authorized by their respective clients to take all appropriate actions required or permitted to be taken pursuant to the Stipulation to effectuate its terms and conditions. 7.15 Plaintiffs represent and warrant they have not assigned or transferred, or attempted to assign or transfer, to any Person any Released Claim or any portion thereof or interest therein. - 41 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 50 of 764 7.16 Each counsel or other Person executing this Stipulation or any of its exhibits on behalf of any party hereto, hereby warrants that such Person has the full authority to do so. 7.17 This Stipulation shall be binding upon, and inure to the benefit of, the Settling Parties and the Released Persons, and their respective successors, assigns, heirs, spouses, marital communities, executors, administrators, trustees in bankruptcy, legal representatives, and any corporation or other entity into or with which any Settling Party merges, consolidates, or reorganizes. 7.18 Any failure by any party to this Stipulation to insist upon the strict performance by any other party of any of the provisions of the Stipulation shall not be deemed a waiver of any of the provisions, and such party, notwithstanding such failure, shall have the right thereafter to insist upon the strict performance of any and all of the provisions of the Stipulation to be performed by such other party. 7.19 The Stipulation and the exhibits attached hereto may be executed in one or more counterparts. An electronic, facsimiled, or PDF signature shall be deemed an original signature for purposes of this Stipulation. All executed counterparts, including electronic, facsimile, and/or PDF counterparts, shall be deemed to be one and the same instrument. A complete set of counterparts, either originally executed or copies thereof, shall be filed with the District Court. - 42 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 51 of 764 7.20 Without affecting the finality of the Judgment entered in accordance with this Stipulation, the District Court shall retain exclusive jurisdiction with respect to interpretation, implementation, and enforcement of the terms of the Stipulation and the Judgment, and the Settling Parties hereto submit to the exclusive jurisdiction of the District Court for purposes of implementing and enforcing the Settlement embodied in the Stipulation, and the Judgment, and for matters arising out of, concerning, or relating thereto. 7.21 The rights and obligations of the Settling Parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal substantive laws of the State of Florida without giving effect to Florida's choice-of- law principles. 7.22 The headings herein are used for the purpose of convenience only and are not meant to have legal effect. 7.23 Nothing in this Stipulation, or the negotiations relating thereto, is intended to or shall be deemed to constitute a waiver of any applicable privilege or immunity, including, without limitation, the attorney-client privilege, the joint defense privilege, or work product protection. 7.24 Without further order of the District Court, the Settling Parties may agree to reasonable extensions of time to carry out any of the provisions of this Stipulation. - 43 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 52 of 764

IN WITNESS WHEREOF, the Settling Parties have caused the Stipulation to be executed by themselves and/or by their duly authorized attorneys.

Dated: September 4, 2020

ROBBINS LLP

/s/ Craig W. Smith
BRIAN J. ROBBINS (pro hac vice)
CRAIG W. SMITH (pro hac vice)
5040 SHOREHAM PLACE
San Diego, CA 92102
Telephone: (619) 525-3990
Facsimile: (619) 525-3991
E-mail: brobbins@robbinsllp.com
csmith@robbinsllp.com

Co-Lead Counsel for Plaintiffs in the Georgia Federal Action

KESSLER TOPAZ MELTZER & CHECK, LLP

/s/ Eric L. Zagar
ERIC L. ZAGAR
CHRISTOPHER M. WINDOVER
280 King of Prussia Road
Radnor, PA 19087
Telephone: (610) 667-7706
Facsimile: (267) 948-2512
E-mail: ezagar@ktmc.com
cwindover@ktmc.com

Co-Lead Counsel for Plaintiffs in the Georgia Federal Action

JOHNSON FISTEL, LLP
MICHAEL I. FISTEL JR.
Georgia Bar No. 262062

ALSTON & BIRD

/s/ Robert R. Long
ROBERT R. LONG
Georgia Bar No. 141546
ELIZABETH GINGOLD CLARK
Georgia Bar No. 917979
One Atlantic Center
1201 West Peachtree Street, Ste 4900
Atlanta, GA 30309-3424
Telephone: (404) 881-7000
Facsimile: (404) 881-7777
E-mail: robert.long@alston.com
elizabeth.clark@alston.com

SIDLEY AUSTIN LLP
WALTER C. CARLSON (pro hac vice)
One South Dearborn
Chicago, IL 60603
Telephone: (312) 853-7000
E-mail: wcarlson@sidley.com

ISAAC S. GREANEY (pro hac vice)
ROBERT M. GARSSON (pro hac vice)
787 Seventh Avenue
New York, NY 10019
Telephone: (212) 839-5300
E-mail: igreaney@sidley.com
rgarsson@sidley.com

Attorneys for Nominal Defendant MiMedx Group, Inc.

- 44 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 53 of 764

WILLIAM W. STONE
Georgia Bar No. 273907
40 Powder Springs Street
Marietta, GA 30064
Telephone: (470) 632-6000
Facsimile: (770) 200-3101
E-mail: michaelf@johnsonfistel.com
williams@johnsonfistel.com

Liaison Counsel for Plaintiffs in the Georgia Federal Action

GLANCY PRONGAY & MURRAY LLP
MATTHEW M. HOUSTON
BENJAMIN SACHS-MICHAELS
712 Fifth Avenue, 31st Floor
New York, NY 10019
Telephone (212) 935-7400
Facsimile (212) 756-3630
E-mail: mhouston@glancylaw.com
bsachsmichaels@glancylaw.com

Additional Counsel for Plaintiffs in the Georgia Federal Action

FARUQI & FARUQI, LLP

/s/ Robert W. Killorin
ROBERT W. KILLORIN
Georgia Bar No. 417775
3975 Roswell Road
Suite A
Atlanta, GA 30342
Telephone: (404) 847-0617
Facsimile: (404) 506-9534
E-mail: rkillorin@faruqilaw.com

SCOTT+SCOTT ATTORNEYS AT LAW LLP

DAVIS POLK & WARDWELL LLP

/s/ Edmund Polubinski III
Edmund Polubinski III (pro hac vice)
Brian M. Burnovski (pro hac vice)
450 Lexington Avenue
New York, NY 10017
Telephone: (212) 450-4000
E-mail:
edmund.polubinski@davispolk.com
brian.burnovski@davispolk.com

NELSON MULLINS RILEY & SCARBOROUGH LLP
S. WADE MALONE
Georgia Bar No. 468015
Atlantic Station
201 17th Street NW
Suite 1700
Atlanta, GA 30363
Telephone (404) 322-6257
Facsimile: (404) 322-6050
E-mail:
wade.malone@nelsonmullins.com

Attorneys for Defendants J. Terry Dewberry, Joseph G. Bleser, Charles R. Evans, Larry W. Papasan, Bruce L. Hack, Charles E. Koob, Neil S. Yeston, and Luis A. Aguilar

QUINN EMANUEL URQUHART & SULLIVAN

/s/ William D. Weinreb
WILLIAM D. WEINREB (pro hac vice)
MICHAEL T. PACKARD (pro hac vice)
STACYLYN DOORE (pro hac vice)
KAITLYN M. O'CONNOR (pro hac

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Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 54 of 764

GEOFFREY M. JOHNSON
12434 Cedar Road, Suite 12
Cleveland Heights, OH 44106
Telephone: (216)229-6088
Facsimile: (860) 537-4432
E-mail: gjohnson@scott-scott.com

SCOTT R. JACOBSEN
The Helmsley Building
230 Park Avenue, 17th Floor
New York, NY 10169
Telephone: (212) 223-6444
Facsimile: (212) 223-6334
E-mail: sjacobsen@scott-scott.com

Attorneys for Plaintiffs in the Georgia State Action

HERNANDEZ LEE MARTINEZ, LLC

/s/ Eric A. Hernandez
ERIC A. HERNANDEZ
Florida Bar No. 340730
P.O. Box 531029
Miami, Florida 33153
Telephone: (305) 842-2100
Facsimile: (305) 842-2105
E-mail: eric@hlmlegal.com

THE WEISER LAW FIRM, P.C.
ROBERT B. WEISER
JAMES M. FICARO
22 Cassatt Avenue
Berwyn, PA 19312
Telephone: (610) 225-2677
Facsimile: (610) 408-8062
E-mail: rw@weiserlawfirm.com
bds@weiserlawfirm.com
jmf@weiserlawfirm.com

vice)
111 Huntington Avenue, Suite 520
Boston, MA 02199
Telephone: (617) 712-7000
Facsimile: (617) 712-7200
E-mail:
billweinreb@quinnemanuel.com
michaelpackard@quinnemanuel.com
stacylyndoore@quinnemanuel.com
kaitoconnor@quinnemanuel.com

ROGERS & HARDIN LLP
DAN F. LANEY
Georgia Bar No. 435290
CAMERON B. ROBERTS
Georgia Bar No. 599839
2700 International Tower
229 Peachtree Street, N.E.
Atlanta, GA 30303
Telephone: (404) 522-4700
Facsimile: (404) 230-0951
E-mail: dlaney@rh-law.com
croberts@rh-law.com

Attorneys for Defendants Parker H. Petit and William C. Taylor

FELLOWS LABRIOLA LLP

/s/ Henry D. Fellows, Jr.
HENRY D. FELLOWS, JR.
Georgia Bar No. 257825
Peachtree Center
Suite 2300 South Tower
225 Peachtree Street, NE
Atlanta, GA 30303
Telephone: (404) 586-9200
Facsimile: (404) 586-9201
E-mail: hfellows@fellab.com

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Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 55 of 764

Attorneys for Plaintiff in the Florida Federal Action

KLAUSNER KAUFMAN JENSEN & LEVINSON

Robert Klausner
ROBERT KLAUSNER
STUART KAUFMAN
7080 Northwest 4th Street
Plantation, FL 33317
Telephone: (954) 916-1202

BERNSTEIN LITOWITZ BERGER & GROSSMANN LLP
MARK LEBOVITCH
DAVID WALES
1251 Avenue of the Americas
New York, NY 10020
Telephone: (212) 554-1400
E-mail: davidw@blbglaw.com

Attorneys for Plaintiff in the Florida State Action

Attorneys for Defendant Michael J. Senken

KILPATRICK TOWNSEND & STOCKTON

/s/ Stephen E. Hudson
STEPHEN E. HUDSON
Georgia Bar No. 374692
1100 Peachtree Street, NE
Suite 2800
Atlanta, GA 30309
Telephone: (404) 815-6500
Facsimile: (404) 815-6555
E-mail:
shudson@kilpatricktownsend.com

Attorneys for Defendant John E. Cranston

JONES DAY

/s/ Janine Cone Metcalf
JANINE CONE METCALF
Georgia Bar No. 503401
1420 Peachtree Street, N.E., Suite 800
Telephone: (404) 581-3939
Facsimile: (404) 581-8330
Email: jmetcalf@jonesday.com

Attorneys for Defendant Alexandra O. Haden

PARKER, HUDSON, RAINER & DOBBS, LLP

/s/ William J. Holley, II
WILLIAM J. HOLLEY, II
Georgia Bar No. 362310

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Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 56 of 764 SCOTT ZWEIGEL Georgia Bar No. 786616 303 Peachtree Street NE, Suite 3600 Atlanta, GA 30308 Telephone: (404) 523-5300 Facsimile: (404) 522-8409 E-mail: wholley@phrd.com szweigel@phrd.com Attorney for Defendant Christopher M. Cashman BRYAN CAVE LEIGHTON PAISNER LLP /s/ John R. Bielema JOHN R. BIELEMA Georgia Bar No. 056832 BRIAN M. UNDERWOOD Georgia Bar No. 804091 One Atlantic Center, 14th Floor 1201 W. Peachtree Street, NW Atlanta, GA 30309 Tel: 404-572-4504 Fax: 404-420-0504 Email: john.bielema@bclplaw.com brian.underwood@bclplaw.com Attorneys for Defendants Lou Roselli and Mark Diaz - 48 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 57 of 764 EXHIBIT A

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 58 of 764 EXHIBIT A - CORPORATE GOVERNANCE REFORM TERM SHEET MiMedx Group Inc.’s Board of Directors shall adopt, implement and maintain the corporate governance reforms (“Reforms”) detailed below within ninety (90) days following entry of an order granting final approval of the settlement by the United States District Court for the Northern District of Georgia (“Effective Date”). The Board shall adopt resolutions and amend committee Charters and/or By-Laws as necessary to fully and faithfully implement the Reforms. The Reforms shall remain in effect for a period of not less than forty-two (42) months following the Effective Date (the “Effective Term”), except for modifications required by applicable law, regulation, or fiduciary duty to MiMedx. If a corporate governance provision is eliminated or modified, the Board shall within twenty (20) business days adopt a replacement provision that accomplishes substantially the same objective; provided, however, that no such replacement provision need be adopted if, in the reasonable good faith business judgement of a majority of the Board’s independent directors, it is not possible to do so in a manner consistent with the law. By entering into the Term Sheet, the Board certifies that it is not currently aware of any law that would trigger application of the foregoing provision. I. BOARD COMPOSITION AND PRACTICES A. Board Composition J. Terry Dewberry will not seek re-election to the Board at the conclusion of his current term as a member of the Board (the “Departing Director”). Each Board committee will be composed of majority non-legacy members. B. Procedure for Identifying and Retaining New Independent Directors The Company shall nominate an independent director candidate to replace the Departing Director. C. Separate Chairman and CEO The Board shall modify the Company’s Bylaws to require the separation of the roles of Chief Executive Officer ("CEO") and Chairman of the Board and to mandate that the Chairman must be a non-employee director who meets the independence standards required by the NASDAQ stock market. D. Limits on Outside Board Service The Board shall include a provision in the Company's Bylaws requiring that independent directors may sit on no more than three (3) other public company boards of directors, and that the CEO of the Company may sit on no more than two (2) public company boards. E. Board Term Limits At least half of the Board of Directors shall be subject to term limits of ten (10) total years of service on MiMedx’s Board. 1

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 59 of 764 F. Board Committee Service Limitations The Board shall adopt a policy providing that, for each committee, at least one (1) member shall be rotated at least once every four (4) years. G. Director Education Enhancements MiMedx shall adopt or modify its existing director education training program to require continuing education programs addressing topics that are relevant to the MiMedx board, which shall include inventory and revenue recognition rules and methods of manipulation; compliance and compliance risk assessment; the Code of Business Conduct and Ethics; the Reporting Procedures for Accounting Matters; the Insider Trading Policy; the particular rules and procedures pertinent to employees' operational responsibilities; laws and regulations related to government contracts and coverage of pertinent U.S. generally accepted accounting principles ("GAAP") principles; and the laws and regulations regarding public disclosures. H. Director Independence At least three-quarters of the Board shall be comprised of "independent" members, and a Board member shall be considered "independent" only if he or she satisfies the independence standards required by the NASDAQ stock market and he or she (provided, that for purposes of this Agreement and in accordance with Nasdaq IM-5605. Definition of Independence – Rule 5605(a)(2) and the commentary to NYSE Listed Company Manual Rule 303A.02, a person shall not be deemed to be not independent solely as a result of their ownership of equity securities of the Company): 1. Does not have a substantial personal or business relationship with any officer or director of the Company, including, but not limited to: (i) a relationship by blood, marriage, or adoption within three (3) levels of removal or (ii) partnership, joint venture, or similar business arrangement; 2. Is not, or has not have been within the last ten (10) calendar years, employed by or paid to provide services as an executive officer of the Company, or a business (private or public) of which an executive officer or director of the Company is, or within the last ten (10) calendar years was, an officer, or director; 3. Has not been employed by the Company or by any of its direct or indirect subsidiaries in any capacity within the last five (5) calendar years; 4. During the current calendar year or any of the three (3) immediately preceding calendar years, has not had any business relationship with the Company for which the Company has been required to make disclosure under Regulation S-K of the U.S. Securities and Exchange Commission ("SEC"), other than for service as a director or in connection with a relationship for which no more than de minimis remuneration was received in any one such year; 5. Does not have beneficial ownership interest of 5% or more in an entity that has received remuneration, other than de minimis remuneration, from the Company, its subsidiaries, or affiliates in the preceding two (2) years; and 2

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 60 of 764 6. Is not an employee, officer, or director of a not-for-profit entity that receives contributions from the Company or the Company's executive officers totaling a minimum of $100,000 or at least 1% of the entity's total revenues (whichever is higher) in the preceding two (2) years. 7. The independent members of the Board shall maintain the practice of meeting in executive session at least four (4) times per year without the participation of management. II. COMPLIANCE AND OVERSIGHT ENHANCEMENTS A. Chief Compliance Officer ("CCO") – Enhanced Duties and Responsibilities MiMedx shall adopt a written description of the CCO's role and responsibilities, enhanced as necessary to include the following: 1. The CCO's duties shall include oversight and administration of MiMedx's Code of Business Conduct and Ethics, monitoring compliance with internal controls (other than financial controls), government contracting, and appropriate investigations. 2. The CCO shall report directly to the Ethics and Compliance Committee of the Board. Consistent with the Charter of the Ethics and Compliance Committee, the Ethics and Compliance Committee shall be responsible for reviewing the CCO’s performance and provide input on the CCO’s compensation. 3. The CCO shall have primary responsibility for managing MiMedx's ethics and compliance program, and for assisting the Board in fulfilling its oversight duties with regard to MiMedx's compliance with applicable laws and regulations. 4. The CCO and the Vice President of Internal Audit ("VP Internal Audit"), as appropriate (with the CEO) shall be responsible for fostering a corporate culture that integrates compliance and ethics into business processes and practices through awareness and training, maintenance and oversight of internal controls over accounting and financial reporting, and reporting and investigating of potential compliance and ethics concerns. 5. The CCO shall provide a formal report to the Ethics and Compliance Committee of the Board at least quarterly, and the CCO's report shall include a summary update of all investigations for which he/she is responsible during the prior quarter, an evaluation and, where necessary, a recommendation for remedial action concerning any pending investigations, internal controls issues (other than financial controls), and/or the implementation of the governance enhancements specified herein and any material risks relating to MiMedx's compliance, including specific recommendations regarding proposals for mitigating these risks, as well as relevant considerations relating to MiMedx's public disclosures of these risks. 6. The CCO shall work with the Ethics and Compliance Committee to evaluate and define the goals of MiMedx's ethics and compliance programs in light of trends and changes in law that may affect MiMedx's compliance with laws relating to disclosure of the Company's risk exposure. 3

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 61 of 764 7. The CCO shall manage and oversee MiMedx's ethics and compliance programs, implement procedures for monitoring and evaluating the program's performance, and report to the Board annually regarding the effectiveness of the Company's ethics and compliance programs, progress toward meeting program goals, and recommendations for improvements and budgeting. 8. The CCO shall meet with the Ethics and Compliance Committee each quarter to review ongoing investigations and the General Counsel shall provide updates on related regulatory and litigation matters. 9. The CCO shall oversee employee training in compliance, as set forth in section II.F., below. 10. The CCO or VP of Internal Audit (as appropriate) shall, in consultation with the General Counsel and the Ethics and Compliance Committee or the Audit Committee, be primarily responsible for ensuring the commencement, planning and execution of internal investigations whenever the Company is put on notice of potential wrongdoing through: (a) complaints received through the Company's whistleblower hotline; (b) information discovered through any of the Company's internal control mechanisms; (c) reports from accounting or the Controller; (d) allegations of misconduct from a terminated employee; (e) matters raised by a compliance audit or the by the Company's external auditor; (f) issues identified through a subpoena or other notice of law enforcement or regulatory action or a qui tam claim or civil action (for example, a shareholder derivative lawsuit, a securities class action, a products liability claim, an EEOC proceeding, or receipt of an Untitled Letter, Warning Letter or other significant letter from a governmental agency); (g) consumer or competitor complaints; (h) media reports; or (i) any other credible source ("Complaints"). 11. Within fifteen (15) business days of receiving all Complaints, the CCO, VP Internal Audit or General Counsel (as appropriate) shall develop an initial investigation plan, and, in the event the investigation concerns complaints about the conduct of an executive officer, the individual tasked with such investigation shall provide an initial investigation plan to either the Audit Committee or the Ethics and Compliance Committee, as appropriate. 12. The CCO or VP of Internal Audit shall, in consultation with the General Counsel, determine whether investigations not referred to the Ethics and Compliance Committee or Audit Committee will be performed by Company personnel (e.g., compliance, internal audit, legal) or by independent outside investigators or counsel. 13. The CCO or VP of Internal Audit shall monitor and oversee, or assist the Board in overseeing, all investigations, whether carried out internally or by outside investigators or counsel. The CCO or VP of Internal Audit shall receive and maintain periodic reports regarding the status of all pending investigations. The CCO or VP of Internal Audit shall be responsible for taking reasonable steps to ensure that each investigation promptly and effectively ascertains all relevant facts and circumstances necessary to make or allow the appropriate officer or Board committee to make determinations regarding (a) whether misconduct occurred; (b) the culpability of any MiMedx officer, director or employee; (c) whether deficiencies in internal controls permitted or facilitated the misconduct; and (d) any remedial and/or disciplinary measures as may be appropriate. 4

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 62 of 764 14. The CCO or VP of Internal Audit must inform the Ethics and Compliance Committee and/or the Audit Committee of the Board, as appropriate, for investigation any matter involving suspected or alleged misconduct that: (a) relates to actions of the CEO, the Chief Financial Officer ("CFO"), the General Counsel, or other key executive officer; (b) involves conduct that could reasonably implicate multiple executive officers; (c) could otherwise call into question the integrity of a management-directed investigation; (d) might expose the Company to significant monetary or reputational loss; or (e) relates to possible improper revenue recognition, violations of laws or regulations governing government contracts, inventory manipulation or channel-stuffing activity, or retaliation against whistleblowers. 15. The CCO shall have the authority to retain outside law firms, accounting firms, and other third party service providers to facilitate and conduct any investigation. The Company will pay for all costs and fees incurred by the CCO in fulfilling his/her duties and will pay any reasonable bills by law firms, accounting firms, and other third party service providers. The CCO shall have the authority and responsibility to escalate challenges to its investigative or funding authority directly to the Ethics and Compliance Committee and/or the Audit Committee, as appropriate. The CCO shall immediately report directly to the Ethics and Compliance Committee any efforts by any executive officer or member of the legal department to interfere with any investigation. B. Enhanced Compliance With Regard To Proper Recording Keeping and Reporting Obligations Relating to Sales to Governmental Entities. 1. Appropriate Company personnel shall monitor (a) all invoicing to government entities and distributors that sell to government entities; (b) all shipments to government entities and distributors that sell to government entities; and (c) all returns from government entities and distributors that sell to government entities, and report accounting, compliance or documentation anomalies to the Senior Vice President of Market Access ("Senior VP Market Access") for further evaluation. 2. The Senior VP Market Access or its designee shall review monthly inventory and sales reports to confirm compliance with the Federal Supply Schedule Contract. 3. The Senior VP Market Access or its designee will ensure the Company’s compliance with government-related contract terms, billing and reporting requirements, and record keeping. 4. The Senior VP Market Access shall take reasonable steps to immediately report significant internal controls lapses and/or non-compliance with the Federal Supply Schedule Contract to the CCO, VP of Internal Audit, and/or General Counsel. C. Enhancements to the Confidential Whistleblower Program 1. Whistleblower Policy MiMedx shall maintain a written whistleblower policy that incorporates the following provisions: 5

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 63 of 764 (a) The policy shall expressly encourage employees and other interested parties to report possible violations of the Company's Code of Business Conduct and Ethics, internal controls procedures, laws or regulations, or other potentially improper conduct directly to the VP of Internal Audit, Audit Committee, the CCO, Controller, Head of Human Resources ("HHR"), General Counsel, or the Ethics and Compliance Committee, or through the Whistleblower Hotline, so that investigative and remedial actions may be taken. (b) All whistleblower complaints shall be investigated by the CCO, VP of Internal Audit, General Counsel, HHR, or their internal designees or outside investigative agent, as appropriate, and reported to the General Counsel, the Ethics and Compliance Committee, or the Audit Committee (as appropriate). (c) Complaints regarding officers or directors of MiMedx shall be reported to the Ethics and Compliance Committee immediately. The Ethics and Compliance Committee shall oversee any such investigations, evaluate the investigation results, and present findings and recommendations regarding any disciplinary or other remedial actions, as may be appropriate, to the Board. (d) The CCO, or VP of Internal Audit, or appropriate outside investigative agent shall make timely, pre-investigation reports to the Audit Committee and the Ethics and Compliance Committee of any whistleblower allegations involving alleged Material Risks. "Material Risks" shall mean actions or omissions that, if proven, likely would result in a restatement of earnings, regulatory inquiry, criminal investigation, or material loss to the Company, or that implicate any officer or director of the Company in intentional or knowing violations of the Code of Business Conduct and Ethics or other important Company policy, law, or regulation. For the Effective Term, Material Risks shall also include allegations related to revenue recognition, channel-stuffing activity, retaliation against employees, and the issuance of false or misleading statements. (e) MiMedx's whistleblower policy shall state that the Company is serious about adherence to its Code of Business Conduct and Ethics and that whistleblowing is an important tool in achieving this goal. (f) MiMedx's whistleblower policy shall state that retaliation against an employee for reporting possible misconduct is prohibited, and will result in disciplinary action, up to and including termination. 2. Notice of Rights and Obligations MiMedx's whistleblower policy shall notify employees that: (a) Executives are subject to serious legal consequences for retaliation against whistleblowers; (b) Whistleblower complaints may be directed to the Audit Committee, the Ethics and Compliance Committee, the CCO, the VP of Internal Audit, and/or the General 6

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 64 of 764 Counsel, and the complaints will be handled by these parties anonymously and in confidence; (c) If a whistleblower brings his or her complaint to an outside regulator or other governmental entity, he or she will be protected by the terms of MiMedx's whistleblower policy just as if he or she directed the complaint to the Audit Committee, the Ethics and Compliance Committee, the CCO, or any other internally designated officer or committee; (d) If an employee is subject to an adverse employment decision as a result of whistleblowing, the employee must file a complaint with the Department of Labor within ninety (90) days of the alleged violation (a failure to report such claims within the ninety (90) day window does not foreclose any other available legal remedy); (e) The whistleblower is not responsible for investigating the alleged illegal or dishonest activity, or for determining fault or corrective measures, as appropriate management officials are charged with these responsibilities; and (f) It is both illegal and against Company policy to discharge, demote, suspend, threaten, intimidate, harass, or in any manner discriminate against whistleblowers as a result of their status as whistleblowers. 3. Investigation and Reporting (a) A log of whistleblower complaints, as well as the results of all investigations of complaints, shall be memorialized in writing by the CCO and maintained for a period of not less than seven (7) years. (b) All whistleblower complaints shall be maintained for at least seven (7) years by the CCO. 4. Whistleblower Hotline and Website (a) MiMedx shall continue to retain an independent outside supplier to provide a Whistleblower Telephone Hotline to assist on matters pertaining to corruption, fraud or similar unlawful activities at the Company. (b) All Whistleblower complaints shall be maintained for at least seven (7) years in a database to which the VP of Internal Audit has access. (c) MiMedx shall post the contact information for the Whistleblower Hotline on its intranet and external website so as to be available to not only employees, but also customers, vendors, and other third parties. (d) The Company shall remind employees of whistleblower options and whistleblower protections in employee communications provided at least once a year and on the Company's intranet website. 7

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 65 of 764 (e) The CCO, who reports to the Ethics and Compliance Committee, shall continue to be responsible for overseeing the maintenance and oversight of MiMedx's Whistleblower Hotline. (f) Representatives of the Audit Committee and the Ethics and Compliance Committee shall receive notifications of all complaints made via MiMedx’s Whistleblower Hotline. D. Enhanced Duties and Responsibilities of the Ethics and Compliance Committee of the Board 1. The charter for the Ethics and Compliance Committee shall be amended as necessary to incorporate the following provisions: (a) The Ethics and Compliance Committee shall consist of at least three (3) members, each of whom shall meet the director independence standards set forth hereinabove. At least one member of the Committee shall have significant compliance background. (b) The chair of the Ethics and Compliance Committee shall be selected by the members of the Ethics and Compliance Committee. (c) The Ethics and Compliance Committee shall meet at least four (4) times annually, each meeting to include a session in which members of management are not present. (d) The Ethics and Compliance Committee shall: (i) review and discuss all Complaints received since the last executive session, (ii) review and discuss the report(s) from the CCO, (iii) review the progress, status and results of internal investigations involving Material Risks, and (v) consider ways in which the Company can improve its processes for handling investigations. If any report to the Ethics and Compliance Committee reveals violations of the Code of Business Conduct and Ethics, any law or regulation, or internal controls policies or processes, the Ethics and Compliance Committee shall require management, in consultation with the CCO, to develop and implement an appropriate remedial and follow-up plan. The Ethics and Compliance Committee shall also disclose the violation to the Audit Committee for determination if disclosure of the violation is required. The Ethics and Compliance Committee shall also make the determination if an investigation should be initiated and who should conduct any such investigation. (e) The Ethics and Compliance Committee shall conduct annual evaluations of the CCO's performance and effectiveness, which shall be considered by the Compensation Committee in connection with its compensation and incentive compensation decisions. (f) The Ethics and Compliance Committee shall assess and report to the Compensation Committee on an annual basis regarding the Chief Executive Officer's and Chief Financial Officer's contribution to MiMedx's culture of ethics and compliance, and their effectiveness and dedication to ensuring MiMedx's maintenance of effective internal 8

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 66 of 764 controls and compliance with applicable laws, rules, and regulations (the "Executive Evaluation Report"). (g) The Ethics and Compliance Committee shall have the express authority to seek information from employees at any level of the Company for purposes of identifying and evaluating Material Risks (as defined above). (h) The Ethics and Compliance Committee shall oversee compliance with MiMedx’s Code of Business Conduct and Ethics. (i) The Ethics and Compliance Committee shall report compliance issues that may have significant financial implications to the Audit Committee, and shall also report compliance issues (including risks relating to compliance issues) that are sufficiently material to trigger a disclosure obligation to the Audit Committee. (j) The Ethics and Compliance Committee shall have the authority to retain additional independent advisors and legal counsel as it deems appropriate to assist it in fulfilling its responsibilities. (k) The Ethics and Compliance Committee shall keep the Board apprised of its activities and shall directly advise the Board in detail of its material findings on a periodic basis. (l) MiMedx shall maintain and promptly post any updates to the Ethics and Compliance Committee Charter and the composition of the Ethics and Compliance Committee on its website. E. Employee Training in Risk Assessment and Compliance 1. The CCO shall be charged, in conjunction with the CFO as appropriate, with primary responsibility for developing and implementing employee training programs focused on compliance and the Code of Business Conduct and Ethics. The CCO shall also be authorized to develop and require additional training to specific target audiences. The CCO shall be authorized and provided the resources necessary to retain external consultants and vendors as the CCO deems necessary to develop and implement the training program. The program may include interactive on-line education, testing and certification of training completion. 2. Annual training shall be mandatory for all officers and employees of MiMedx. 3. Training for employees involved in (a) preparing the Company's financial statements; (b) making or recording sales of the Company's products; (c) negotiations with current or potential customers; (d) delivery of Company products; (e) communications with the Company's independent external auditor; (f) data collection, aggregation, analysis, and reporting; and/or (g) disseminating or producing the Company's public statements shall include, but not be limited to, coverage of pertinent GAAP principles and the laws and regulations regarding public disclosures, including revenue recognition principles and common methods and indicators of improper revenue recognition and controls methodologies. 9

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 67 of 764 4. Upon completion of training, the person providing the training shall provide a written certification of completion (may include electronic signature). Each written certification shall be maintained by MiMedx's CCO for a period of seven (7) years from the date it was executed. III. AUDIT AND INTERNAL CONTROLS ENHANCEMENTS A. Accounting and Controllership The Company shall maintain and enhance the duties and responsibilities of the accounting and controllership departments as follows: 1. The Controller shall have primary responsibility for supervising compliance with internal controls policies, processes and procedures governing accounts payable and inventory control. 2. The Controller and Assistant Controller shall have primary responsibility for ensuring that the Company maintains complete and accurate records of all sales orders, fulfillment, returns, and backlog; properly reports and recognizes revenue based on sales, inventory, and returns; operates in compliance with all internal controls policies and procedures; and is not engaging in manipulative practices, such as channel stuffing. 3. The Controller and Assistant Controller shall prepare monthly inventory reports that identify (i) all product that has been billed or paid for by a customer but is physically maintained at any of the Company's facilities; (ii) all product that has been physically delivered to a customer but not paid for by such customer; (iii) all product returned to any of the Company's facilities and payments made to the customer for return of such product; (iv) all product returned to any of the Company's facilities and swapped for other product; and (v) all large orders made at the end of quarters. 4. All internal or external reports describing inventory maintained at Company locations, delivered to a customer, or returned from a customer shall be submitted to the Controller and Assistant Controller. 5. The Accounting Department shall maintain electronic copies of all invoices. 6. The Controller and/or Assistant Controller shall provide month-end inventory analysis reports to the Company’s CEO, CFO, VP of Internal Audit, and to the Audit Committee (as necessary), in connection with the quarterly and annual close, accounting and reporting process. 7. The Controller and VP of Internal Audit shall evaluate the month-end inventory reports from that quarter, together with any relevant information obtained via the quarterly meetings, for any possible accounts payable or inventory control issues, including, inter alia, (i) any unusual timing of orders; (ii) any unusual returns; (iii) any customers that have not rendered payment within the timeframe mandated in the agreement; and (iv) any other information that could suggest the possibility of any accounts payable or inventory control issues 10

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 68 of 764 8. The VP of Internal Audit shall immediately report possible internal controls lapses or violations of laws, regulations or other rules to the CFO, CCO, and/or to the Audit Committee (as appropriate) for investigation. 9. The VP of Internal Audit shall prepare written reports as necessary with recommendations for enhancements or improvements to processes, policies, systems training and internal controls for consideration by CFO and/or Audit Committee. B. Disclosure Committee 1. As part of its efforts to establish that accurate and complete information regarding the Company and its operations and financial performance is provided to shareholders and the investment community and to assist the Company's CEO and CFO to discharge their responsibilities in certifying as to the Company's periodic reports under the Securities Exchange Act of 1934 (the "Exchange Act"), the Company shall establish a Disclosure Committee. 2. The purpose of the Disclosure Committee will be to take reasonable steps to confirm that all disclosures made by the Company to its shareholders or the investment community are accurate and complete, fairly present the Company's financial condition and results of operations in all material respects, and are made on a timely basis as required by applicable laws and stock exchange requirements. 3. The Disclosure Committee shall be comprised of (at least) the following: (i) the General Counsel; (ii) the CCO; (iii) Controller; (iv) head of global regulatory affairs; (v) heads of marketing and business development; (vi) VP of Internal Audit; (vii) heads of main operations units; (viii) the head of investor relations; and (ix) an attorney with familiarity with the securities laws. 4. The General Counsel or his/her designee shall serve as the head of the Disclosure Committee, unless another member is selected by the Disclosure Committee. If the General Counsel acts as head of the Disclosure Committee, they shall be deemed to be performing a non- legal business function, except with respect to specific requests by the Committee for legal advice regarding particular matters. 5. The Disclosure Committee shall hold regular meetings, in connection with the preparation and review of each of the Company's Forms 10-K and Forms 10-Q. 6. The Disclosure Committee shall also hold ad hoc meetings as necessary or appropriate to evaluate the contents of press releases, presentations to investor conferences, filings on Form 8-K, or other corporate disclosures. 7. The Disclosure Committee may invite other Company personnel, outside auditors, outside counsel or other outside advisors to attend its meetings, as it deems necessary and appropriate to perform its duties and responsibilities. 8. Before each Form 10-K and Form 10-Q is finalized, representatives of the Disclosure Committee shall meet with the CEO and CFO prior to the filing or distribution of the 11

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 69 of 764 final document for the CEO and CFO to satisfy themselves as to the adequacy of the process and to provide their own input on disclosure. C. Vice President of Internal Audit 1. The Company shall maintain and enhance the duties and responsibilities of the position of the VP of Internal Audit as set forth by the Internal Audit Charter. The VP of Internal Audit shall evaluate and improve the Company's internal controls over the financial reporting function, and shall be responsible for taking reasonable steps to confirm compliance and the effectiveness of the Company's risk management, control and governance processes. 2. The VP of Internal Audit shall adhere to The Institute of Internal Auditors' mandatory guidance including the Definition of Internal Auditing, the Code of Ethics, and the International Standards for the Professional Practice of Internal Auditing (Standards). 3. The VP of Internal Audit shall prepare and maintain an internal audit plan, and related internal audit policies and procedures manuals to be approved by the Audit Committee annually. 4. The VP of Internal Audit shall report directly to the Audit Committee. 5. The VP of Internal Audit shall have full, free and unrestricted access to any and all of the Company's records, physical properties, and personnel appropriate to carrying out any engagement as well as unfettered access to the Audit Committee and the Board. 6. The Audit Committee shall determine the compensation and budget for the VP of Internal Audit function annually, with input from the CEO and CFO. 7. The VP of Internal Audit shall meet at least monthly with the CEO, CFO, and Controller, attend all Audit Committee meetings, and meet at least quarterly in executive session with the Audit Committee. 8. The VP of Internal Audit shall provide the Audit Committee with quarterly summary reports of internal audits completed and in progress. 9. Following completion of the internal audit plan, the VP of Internal Audit shall report his or her findings to the Audit Committee, including which findings may relate to the effectiveness and adequacy of the Company's internal controls, risk management, and governance processes, and the effectiveness of the CEO, CFO, and Controller in managing those controls and processes. 10. The VP of Internal Audit shall keep the Audit Committee informed of management's efforts to improve the control environment. 11. The VP of Internal Audit shall keep the Audit Committee informed of emerging trends in relevant accounting matters, internal control issues, and internal audit matters, and provide the Audit Committee with a report of outstanding audit issues and the status of management's efforts to resolve and improve the control environment. 12

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 70 of 764 D. Audit Committee MiMedx shall amend the existing Audit Committee Charter to provide as follows: 1. At least two (2) members of the Audit Committee shall have a financial background that would qualify them as financial experts under section 407 of the Sarbanes-Oxley Act of 2002 and rules promulgated thereunder, 15 U.S.C.A. §7265. 2. The Audit Committee shall be responsible for overseeing (a) the Company's disclosure controls and procedures; and (b) the effectiveness of the Company's disclosure controls and procedures as of the end of each fiscal quarter and year-end, with the assistance of the Company's external auditors, if the Audit Committee deems necessary. 3. The Audit Committee has the duty to take reasonable steps to confirm that the Company (i.e., management) implements and maintains internal controls over accounting and financial reporting and reporting systems and procedures designed to discover instances of fraud and to take reasonable steps to confirm the integrity, accuracy completeness, and timeliness of the Company's financial statements and related public filings and disclosures. 4. The Chairperson of the Audit Committee shall meet with the external auditors at least four (4) times annually, including before the filing of the Company's quarterly and annual reports with the SEC. 5. The Chairperson of the Audit Committee shall meet with the CFO at least four (4) times annually, including before the filing of the Company's quarterly and annual reports with the SEC. The meetings shall be confidential and held outside the presence of the CEO. 6. The Audit Committee shall receive and review quarterly inventory analysis reports from the Department of Financial Planning & Analysis. 7. The Audit Committee shall meet at least annually with the Company's internal auditors and independent external auditors to review and evaluate the Company's inventory control and revenue recognition policies, procedures and internal controls. 8. All Company employees shall be required to cooperate with Audit Committee investigations. Any failure to cooperate may be grounds for discipline by the Board, including, but not limited to, termination, in the sole discretion of the Board. This applies to all Company employees, including, but not limited to, the CEO and CFO. 9. The minutes of the Audit Committee shall be maintained for a period of ten (10) years by the Company's Secretary. MiMedx shall maintain and promptly post the amended Audit Committee Charter on its website. E. Related Party Transactions Policy 1. MiMedx shall maintain its existing Statement of Policy with Respect to Related Party Transactions, which recognizes that related party transactions (as defined therein) can present potential or actual conflicts of interest, and provide clear procedures for the Audit 13

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 71 of 764 Committee to approve or ratify such transactions to ensure that approvals are consistent with the best interests of MiMedx and its shareholders. In addition to the factors already considered, the Audit Committee shall consider whether the proposed transaction impairs the independence of any director or presents an improper conflict of interest for any MiMedx officer or director, whether or not they are involved in the transaction. 2. The Company shall implement procedures to ensure that any material transaction that MiMedx is contemplating that would confer a monetary or other benefit to a party that is related to MiMedx or its officers will promptly be disclosed to the Audit Committee. The procedures shall include written disclosure of the details of any such transaction, including the nature of the relationship between the proposed counter-party and the party related to MiMedx or its officers, financial terms and other pertinent information. 3. Annually, all Board members and executive officers shall submit to the Corporate Secretary an up-to-date list of companies in which they are a director, an officer, and/or of which they own a controlling interest, and shall promptly update the list when any changes occur. 4. The Company shall make the Related-Party Transactions Policy, as modified, publicly available, including by posting it on the Company's website. IV. ENHANCED COMPENSATION, COMPENSATION RECOUPMENT AND TERMINATION POLICIES A. Compensation Recoupment Policy 1. MiMedx shall amend its existing compensation recoupment policy to allow for recoupment of payouts under MiMedx’s incentive compensation programs (including, but not limited to, any of the Management Incentive Plans from 2016 to present) when an executive officer has engaged in misconduct as predefined by the Compensation Committee. The pre-defined misconduct will include, but not be limited to, any material violation of a Company policy that causes significant harm to the Company. 2. The Compensation Recoupment Policy shall enable MiMedx to “claw-back” compensation as described herein regardless of any lesser “claw-back” obligations enacted by the SEC pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. 3. The Compensation Recoupment Policy shall require a Board determination for possible clawback of compensation upon restatement of the Company's financial results. 4. In the event compensation was paid based on misstated financial results, the Board may take steps to recapture all compensation paid to the Company’s CEO, CFO, or any other named officers or senior management level and higher-ranking executive officer (“Senior Officers”) on the basis of having met or exceeded performance targets during the period covered by the restated financial statement(s), regardless of whether any executives are found personally responsible for the misstatement(s). Specifically, the Board may take the steps necessary to secure reimbursement from Senior Officer(s) of any bonus or other incentive-based or equity-based (to the extent tied to financial metrics) compensation paid to any Senior Officers during the twelve- 14

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 72 of 764 month period following the first public issuance or filing with the SEC (whichever first occurs) of the financial document embodying such error to the extent that compensation was based on the misstated financial result. 5. In addition, the Board shall determine whether any restatement was the result of violation(s) of federal securities laws in which scienter is a necessary element by the CEO, CFO, or any other senior officer. The Board must take the steps necessary to recoup from any senior officer whose scienter led to the restatement all incentive compensation awarded to the officer for performance during the periods affected by the restatement. Provided, however, this recoupment obligation is subject to MiMedx’s consideration regarding (1) a cost/benefit analysis with respect to pursuing recovery of such incentive compensation, and (2) an analysis of the potential impact of the individual’s indemnification agreement on such pursuit. 6. Actions taken pursuant to the Clawback Policy shall be disclosed on the next proxy statement filed with the SEC or on Form 8-K, as appropriate. 7. All employment agreements with Company officers shall be amended as necessary to be consistent with the Clawback Policy, as revised. B. Termination of Officers Who Participate in Violations or Disregard of Supervisory Responsibilities 1. An Officer will be terminated if it is determined pursuant to the applicable procedure set forth below that, in connection with the performance of his or her duties as an officer of MiMedx he or she either (a) substantially participated in an intentional or reckless violation of federal or state law, or (b) both had direct supervisory responsibility over an employee who substantially participated in such a violation, and recklessly disregarded his or her own supervisory responsibilities. 2. The procedure pursuant to which this termination provision will be implemented is as follows: (a) Whether an Officer's conduct is subject to this termination provision will be addressed in the first instance by the CEO and reviewed by the disinterested members of the Ethics and Compliance Committee. The Ethics and Compliance Committee shall conduct a thorough investigation into the Officer's actions and prepare a written report outlining in detail the relevant facts, the Ethics and Compliance Committee's findings and the Ethics and Compliance Committee's recommendation as to whether the Officer should be terminated or any other action should be taken with respect to the Officer; (b) The Ethics and Compliance Committee shall make a recommendation to the entire Board regarding whether the Officer should be terminated or any other action should be taken with respect to the Officer; and (c) Subject to their consideration of the Ethics and Compliance Committee report and recommendation, the disinterested members of the Board will determine whether an Officer's conduct is subject to this termination provision and, if so, whether he or she should be terminated. 15

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 73 of 764 3. Any severance or change-of-control agreement or retirement agreement with a new officer or equity award certificate executed following the Effective Date will provide that unvested equity awards lapse upon the officer's termination pursuant to the terms set forth above. V. INSIDER TRADING POLICY A. MiMedx shall maintain as part of its Insider Trading Policy that: 1. Members of the Board and employees may not (a) buy, sell or otherwise trade in the securities of the Company, directly or through family members or other persons or entities, at any time they are aware of material non-public information relating to the Company or (b) disclose material non-public information about the Company with others or recommend to anyone the purchase or sale of any securities to which this policy applies when they are aware of such information. 2. To help prevent inadvertent violations of the insider-trading laws, to avoid the appearance of trading on the basis of inside information and to facilitate the compliance by executive officers and directors with their reporting and other obligations under the federal securities laws, the Company's insider trading policy (the "Insider Trading Policy") shall require that, subject to limited exceptions set forth below, personnel in the following categories (each, a "Designated Person") must pre-clear each transaction that they, any member of their immediate family living within their household or any other person or entity associated with them desire to carry out in the Company's securities (including stock plan transactions, gifts, contributions to a trust or any other transfer): (i) members of the Board, (ii) Section 16 officers, (iii) any executive employee who directly reports to the CEO or CFO, or (iv) any administrative assistants who work directly for any executive employee reporting directly to the CEO or CFO. 3. A request by a Designated Person for pre-clearance must be submitted to the General Counsel at least two business days in advance of the proposed transaction. 4. Trades by covered persons in the Company's securities that are executed pursuant to an approved 10b5-1 Plan shall not be subject to the foregoing trading restrictions imposed by the Insider Trading Policy, where that plan was established at a time when the person establishing the plan was not aware of material non-public information, and once established, the covered person does not exercise any influence over the amount of securities to be traded, the price at which they are to be traded or the timing of trading. 5. The General Counsel shall be responsible for implementing and overseeing compliance with the Insider Trading Policy. 6. The General Counsel shall take reasonable steps to confirm that the Insider Trading Policy is in effect at all times, and that it provides for appropriate sanctions for noncompliance, such as termination. B. MiMedx shall revise its Insider Trading Policy to Incorporate the following provisions: 1. Pre-clearance of a transaction is valid only for forty-eight (48) hours. 16

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 74 of 764 2. The Insider Trading Policy shall expressly remind Executive Officers and directors of the Company that: (a) they are generally required to report any change in their beneficial ownership of the Company's securities to the SEC within two (2) business days after that change occurs, (b) they may not engage in any sale of the Company's common stock within six months before or after they have purchased any common stock or other equity security of the Company in the open market (or conversely any open market purchase within six months before or after any sale), and (c) they are required to effect any sale of the Company's common stock in accordance with Rule 144 under the Securities Act of 1933. 3. All 10b5-1 Trading Plans must comply with the following rules: (a) Trading Plans may be adopted only during "open window" periods, beginning the day after each release of quarterly results for a particular fiscal quarter and ending on the 10th day of the second month of the subsequent fiscal quarter, (b) the Trading Plans shall prohibit the commencement of trading until the next open window following the plan's adoption, (c) the Trading Plans shall permit trades only pursuant to specific instructions or formulae determined in advance with regard to amount, price, and date of transactions, and insiders may not authorize his or her broker discretion to execute MiMedx stock transactions, (d) all Trading Plans shall be pre-cleared by the General Counsel. 4. The Board shall have direct access to the General Counsel in executive session meetings to review the trading activity of senior executives and directors. VI. ENHANCED BOARD OVERSIGHT OF STOCK REPURCHASES The process for approving and overseeing stock repurchases shall include the following provisions: 1. Before authorizing any program to repurchase MiMedx stock, the Board shall evaluate management's recommendation and determine independently whether such a repurchase program is in the best interests of the Company. 2. The Board's evaluation must support finding that: (a) the proposed repurchases would be the best use of Company cash and serve the best interests of MiMedx and its shareholders; (b) the proposed repurchases appropriately manage the Company's capital and shareholder equity; (c) the proposed repurchases are not intended for improper purposes, such as short-term manipulation of the Company's stock price; (d) the repurchases will not, standing alone or when combined with material loss contingencies, have a material negative impact on the Company's liquidity or capital structure; and (e) the Company's financial statements and other public disclosures do not misstate or omit material facts necessary to ensure that the range of market prices at which the repurchases are anticipated to take place are not artificially inflated. 3. The Audit Committee and the Board shall consider the opinions of independent financial analysts, auditors, and legal counsel to the extent necessary to make a reasonably informed decision with respect to stock repurchases. 4. Following authorization of a stock repurchase program, the Board shall review and evaluate the program quarterly to confirm its assessment that the repurchase of shares at prevailing market prices is the best use of Company cash and appropriately manages Company capital. The 17

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 75 of 764 Board shall consider whether significant developments, such as in the Company's actual or expected operational performance, business strategy, relevant markets, risk profile, liquidity, capital structure, stock price, or material undisclosed information require a re-evaluation or termination of the stock repurchase program. 18

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 76 of 764 EXHIBIT B

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 77 of 764 UNITED STATES DISTRICT COURT NORTHERN DISTRICT OF GEORGIA ATLANTA DIVISION IN RE MIMEDX GROUP, INC. Lead Case No. 1:18-cv-04486-WMR SHAREHOLDER DERIVATIVE LITIGATION (Consolidated with Case No. 1:18-cv- 04514-WMR and Case No. 1:18-cv- 04864-WMR) This Document Relates To: ALL ACTIONS. [PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 78 of 764 WHEREAS, a consolidated derivative action is pending before this Court captioned In re MiMedx Group, Inc. Shareholder Derivative Litigation, Lead Case No. 1:18-cv-04486-WMR (N. D. Ga.) (the "Georgia Federal Action"); WHEREAS, Plaintiffs have made an application, pursuant to Federal Rule of Civil Procedure 23.1(c), for an order: (i) preliminarily approving the proposed settlement of the Georgia Federal Action (the "Settlement") in accordance with the Stipulation and Agreement of Settlement, dated September 4, 2020 (the "Stipulation"), which, together with the exhibits annexed thereto, sets forth the terms and conditions for the Settlement and dismissal of the Georgia Federal Action with prejudice; and (ii) approving the form and manner of the dissemination of the Notice to Current MiMedx Shareholders, attached as Exhibit B-1 to the Stipulation, and publication of the Summary Notice, attached as Exhibit B-2 to the Stipulation; and (iii) scheduling a date for the Settlement Hearing, pursuant to Federal Rule of Civil Procedure 23.1, for the Court to consider and determine whether to approve the terms of the Settlement as fair, reasonable, and adequate, including the payment of the Fee and Expense Amount, separately negotiated by the Settling Parties, and approval of Plaintiffs' Service Award to be paid therefrom; WHEREAS, this Court has considered the Stipulation and the exhibits annexed thereto, Plaintiffs' Motion for Preliminary Approval of the Settlement, all 1

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 79 of 764 the papers filed, and arguments of the Settling Parties made in connection therewith; and WHEREAS, unless otherwise defined herein, all capitalized terms contained herein shall have the same meanings as set forth in the Stipulation; NOW, THEREFORE, IT IS HEREBY ORDERED as follows: 1. The Court does hereby preliminarily approve the Stipulation and the Settlement set forth therein, subject to further consideration at the Settlement Hearing. 2. A Settlement Hearing shall be held before this Court on _______________, 2020 at ____ __.m., either in person at the United States District Court for the Northern District of Georgia, Atlanta Division, United States District Court for the Norther District of Georgia, 1721 Richard B. Russell Federal Building and United States Courthouse, 75 Ted Turner Drive, SW, Atlanta, Georgia 30303, or by telephone or video conference to (i) determine whether the Settlement of the Georgia Federal Action on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate and in the best interests of MiMedx and its stockholders; (ii) determine whether the Court should enter the Judgment, attached as Exhibit C to the Stipulation, which would dismiss with prejudice the Georgia Federal Action and release the Released Claims; (iii) determine whether to approve the Fee and Expense Amount and Service 2

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 80 of 764 Awards; and (iv) consider any other matters that may be properly brought before the Court in connection with the Settlement. The Court has issued an order titled In Re: Court Operations Under the Exigent Circumstance Created by Covid-19 and Related Corona Virus and several amendments to that order concerning limited access to the Courthouse. Additional information can be found at http://www.gand.uscourts.gov/. The Court may decide to hold the Settlement Hearing by telephone or video conference without further notice to Current MiMedx Shareholders. If the Court orders that the Settlement Hearing be conducted telephonically or by video conference, that decision will be posted on the Internet page that MiMedx shall create for this Settlement as referenced in paragraph 4 of this Order. 3. The Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to Current MiMedx Shareholders, and retains jurisdiction to consider all further applications arising out of, or in connection with, the Settlement. 4. Within twenty-one (21) days after the date of this Order, MiMedx shall cause (a) the Stipulation and long-form Notice to be filed with the SEC on Form 8-K with an accompanying press release; (b) publication of the short-form Summary Notice once in Investors' Business Daily; and (c) publication of the Stipulation and the long-form Notice on an Internet page that MiMedx shall create 3

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 81 of 764 for this purpose and which shall be accessible through a link posted on the "Investor Relations" page of http://www.MiMedx.com, the address of which shall also be featured on the long-form Notice and the short-form Summary Notice. The Stipulation and the long-form Notice shall remain posted to the Internet page referenced in the preceding sentence through the Effective Date of the Settlement. 5. The form and method of notice provided in the preceding paragraph constitutes due and sufficient notice of the Settlement Hearing to all Persons entitled to receive such a notice, and meets the requirements of Federal Rule of Civil Procedure 23.1, the United States Constitution, Fla. Stat. § 607.0745 and other applicable law. 6. At least twenty-eight (28) calendar days prior to the Settlement Hearing, MiMedx's counsel shall serve on Plaintiffs' Counsel and file with the Court proof, by affidavit or declaration, of distribution of the Notice and publication of the Summary Notice. 7. Papers in support of final approval of the Settlement, the Fee and Expense Amount, and Service Awards shall be filed with the Court and served at least twenty-eight (28) calendar days prior to the Settlement Hearing. The Settling Parties shall file with the Court and serve responses to any objections filed pursuant to paragraph 8 below at least seven (7) calendar days prior to the Settlement Hearing. 4

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 82 of 764 8. Any Current MiMedx Shareholders may object to the Settlement, the proposed Judgment, the proposed Fee and Expense Amount, and/or Service Awards, and may also (but need not) appear in person or by his, her, or its attorney at the Settlement Hearing. To object, such stockholders must submit a written statement explaining the Person's objection(s) and the reasons for such objection(s) and shall also: (a) submit a written statement identifying such Person's name, address, and telephone number, and, if represented by counsel, the name, address, and telephone number of counsel; (b) state the case name and number, In re MiMedx Group, Inc. Shareholder Derivative Litigation, Lead Case No. 1:18-cv- 04486-WMR (N. D. Ga.); (c) provide proof of current ownership of MiMedx common stock, including the number of shares owned, as well as documentary evidence of when such stock ownership was acquired; (d) submit any documentation in support of such objection(s), including clearly identifying any and all evidence that would be presented at the Settlement Hearing in connection with such objection(s); (e) identify any case—by name and court—in which the objector or his, her, or its attorney, if any, has objected to a settlement in the last three (3) years; and (f) include a proof of service signed under penalty of perjury. Any objection should not exceed 25 pages in length. If the stockholder (whether personally or through counsel) wishes to appear at the Settlement Hearing, he, she, or it must also include a statement of intention to appear at the Settlement Hearing. 5

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 83 of 764 Such materials must be filed with the Clerk of the United States District Court for the Northern District of Georgia and sent by first class mail and e-mail to the following addresses, postmarked at least fourteen (14) calendar days before the Settlement Hearing, : ROBBINS LLP ALSTON & BIRD Craig W. Smith Robert R. Long 5040 Shoreham Place Elizabeth Gingold Clark San Diego, CA 92122 1201 West Peachtree Street, Suite E-mail: 4900 csmith@robbinsllp.com Atlanta, GA 30309-3424 E-mail: robert.long@alston.com Co-Lead Counsel for Plaintiffs E-mail: elizabeth.clark@alston.com Counsel for Defendants Any Person who fails to object in the manner described above shall be: (i) deemed to have waived any objection to the Settlement, Final Order and Judgment, Fee and Expense Amount, and Service Awards; (ii) barred from raising such objection in this Georgia Federal Action, or any other action or proceeding; and (iii) bound by the Final Order and Judgment and the releases of claims set forth therein. 9. Pending final determination of whether the Settlement should be approved, all proceedings and discovery in the Georgia Federal Action and all further activity between the Settling Parties regarding or directed toward the Georgia Federal Action, save for those activities and proceedings relating to the Stipulation and the Settlement, shall be stayed. 6

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 84 of 764 10. Pending the Effective Date of the Stipulation or the termination of the Stipulation according to its terms, Plaintiffs and/or any MiMedx stockholder, derivatively on behalf of MiMedx, are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Plaintiffs' Claims against any Released Defendants' Persons. 11. The Court may approve the Settlement, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to MiMedx stockholders. 12. Neither the Settlement, this Stipulation (including any exhibits attached hereto), nor any act performed or document executed pursuant to, or in furtherance of, the Stipulation or the Settlement: (a) is, may be deemed to be, or may be offered, attempted to be offered, or used in any way as a concession, admission, or evidence of the validity of any Released Plaintiffs' Claims, or of any fault, wrongdoing, or liability of the Released Defendants' Persons or MiMedx; (b) is, may be deemed to be, or may be used as a presumption, admission, or evidence of, any liability, fault, or omission of any of the Released Defendants' Persons in any civil, criminal, administrative, or other proceeding in any court, administrative agency, tribunal, or other forum; or (c) is, may be deemed to be, or may be offered, attempted to be offered, or used in any way as a concession, 7

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 85 of 764 admission, or evidence against Plaintiffs that any of their claims lack merit, or that any defenses asserted by the Individual Defendants lack merit. Nothing in this paragraph, however, shall prevent the Released Persons from filing this Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim, and any of the Parties may file this Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement. 13. In the event that the Settlement is not approved by the Court, the Settlement is terminated as provided in the Stipulation, or the Effective Date otherwise fails to occur, the Settling Parties shall be restored to their respective positions in the Georgia Federal Action that existed immediately prior to the date of execution of the Stipulation. In such event, the terms and provisions of the Stipulation, with the exception of paragraphs 4.2, 6.2, 6.3, 7.4, and 7.5, shall have no further force and effect with respect to the Settling Parties, and shall not be used in the Georgia Federal Action or in any other proceeding for any purpose, and any judgment or orders entered by the Court in accordance with the terms of the Stipulation shall be treated as vacated, nunc pro tunc. 8

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 86 of 764 IT IS SO ORDERED. DATED: The Hon. William M. Ray, II United States District Judge 1449001 9

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 87 of 764 EXHIBIT B-1

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 88 of 764 UNITED STATES DISTRICT COURT NORTHERN DISTRICT OF GEORGIA ATLANTA DIVISION IN RE MIMEDX GROUP, INC. Lead Case No. 1:18-cv-04486-WMR SHAREHOLDER DERIVATIVE LITIGATION (Consolidated with Case No. 1:18-cv- 04514-WMR and Case No. 1:18-cv- 04864-WMR) This Document Relates To: ALL ACTIONS. NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS TO: ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF COMMON STOCK OF MIMEDX GROUP, INC. ("MIMEDX" OR THE "COMPANY") WHO CURRENTLY OWN MIMEDX COMMON STOCK AND WHO OWNED IT AS OF _______ __, 2020 ("CURRENT MIMEDX SHAREHOLDERS") (EXCLUDING DEFENDANTS AND THEIR SUCCESSORS-IN-INTEREST). PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF SHAREHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY LEGAL PROCEEDINGS IN THESE ACTIONS. PLEASE NOTE THAT THIS ACTION IS NOT A "CLASS ACTION" AND NO INDIVIDUAL SHAREHOLDER HAS THE RIGHT TO BE COMPENSATED AS A RESULT OF THE SETTLEMENT OF THESE ACTIONS. THERE IS NO PROOF OF CLAIM FOR SHAREHOLDERS TO SUBMIT IN CONNECTION WITH THE SETTLEMENT YOU ARE HEREBY NOTIFIED, pursuant to an Order of the United States District Court for the Northern District of Georgia (the "Court") that a proposed

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 89 of 764 Settlement1 has been reached between the parties to a consolidated shareholder derivative action captioned In re MiMedx Group, Inc. Shareholder Derivative Litigation, Lead C.A. No. 1:18-cv-04486-WMR (N.D. Ga.) (the "Georgia Federal Action"). The terms of the proposed Settlement of the Georgia Federal Action are set forth in the Stipulation and the exhibits attached thereto. In addition to the Georgia Federal Action, if approved, the Settlement will also resolve the following derivative actions: (i) Nix, et al. v. Evans, et al., C.A. No. 19103589 (Ga. Super. Ct. Cobb Cty.); (ii) Murphy v. Petit, et al., C.A. No. 1:19-cv-23374-UU (S.D. Fla.); and (iii) City of Hialeah Employees' Retirement System v. Petit, et al., C.A. No. 2018 CA 002332 (Fla. Cir. Ct. Leon Cty.) (collectively, with the Georgia Federal Action, the "Derivative Actions"). This Notice of Pendency of Proposed Settlement of Derivative Actions (the "Notice") is not an expression of any opinion by the Court with respect to the truth of the allegations in the Derivative Actions or the merits of the claims or defenses asserted by or against any party. It is solely to notify you of the terms of the proposed Settlement, and your rights related thereto. The terms of the proposed Settlement are set forth in the Stipulation which has been filed with the Court. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation. I. WHY THE COURT HAS ISSUED THIS NOTICE Your rights may be affected by the Settlement of the Derivative Actions. The Parties have agreed upon terms to settle the Derivative Actions and have signed the Stipulation setting forth the Settlement terms. II. SUMMARY OF THE SHAREHOLDER MATTERS SUBJECT TO THE SETTLEMENT The Georgia Federal Action Between April 10, 2018, and June 22, 2018, plaintiffs Evans, Georgalas, and Roloson, each submitted pre-suit litigation demands on the Board pursuant to section 607.07401 of the Florida Business Corporation Act ("Section 607.07401"). The demands asked the Board to investigate and to seek redress, through litigation, if necessary, for alleged breaches of fiduciary duty and other alleged violations of law by certain of the Individual Defendants in connection with the alleged misconduct described herein. Counsel for the Special Litigation Committee formed by the Board (the "SLC") responded to each demand by confirming that the 1 All capitalized terms herein have the same meanings as set forth in the Stipulation and Agreement of Settlement dated September 4, 2020 (the "Stipulation"). 1

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 90 of 764 Board had formed the SLC to evaluate and investigate the allegations and to determine what action or actions the Company should take in response to the demands. Pursuant to Section 607.07401(2), after receiving no further response to their demands within ninety (90) days, plaintiffs Evans, Georgalas, and Roloson commenced the Georgia Federal Action in the United States District Court for the Northern District of Georgia with the filing of three separate but similar complaints on September 25, 2018, September 27, 2018, and October 22, 2018. On December 6, 2018, the United States District Court for the Northern District of Georgia entered an order consolidating the related derivative actions and designating co-lead and liaison counsel. On January 22, 2019, plaintiffs Evans, Georgalas, and Roloson filed a verified consolidated derivative complaint ("Consolidated Complaint"). The Consolidated Complaint alleges derivative claims for breach of fiduciary duty, waste, and unjust enrichment against current and former officers and directors of the Company. In particular, Plaintiffs allege that Individual Defendants breached their fiduciary duties to MiMedx by purportedly causing or allowing the Company to, inter alia, (i) improperly recognize revenue and engage in a channel-stuffing scheme, (ii) retaliate against employees who raised concerns regarding the Company's revenue recognition practices, (iii) violate the Physician Payments Sunshine Act, (iv) overcharge Veterans Affairs hospitals, in violation of federal laws and regulations, (v) operate with material weaknesses in internal controls over accounting and financial reporting, and (vi) issue false or misleading statements regarding these issues and others. Plaintiffs further allege that certain Individual Defendants breached their fiduciary duties by allegedly "whitewashing" investigations by the Audit Committee that purportedly would have exposed the alleged wrongdoing. Plaintiffs additionally allege that Individual Defendants (i) wasted corporate assets by causing MiMedx to repurchase stock and pay compensation to the Individual Defendants and (ii) were unjustly enriched as a result of the compensation they received while purportedly breaching their fiduciary duties. On February 18, 2019, MiMedx moved to stay the Georgia Federal Action pending completion of the SLC's investigation. Plaintiffs opposed the motion. Following a hearing, the Court entered an Order on March 11, 2019, staying all proceedings and deadlines until the SLC completed its investigation, or until July 8, 2019. On July 1, 2019, MiMedx filed a "Submission Concerning the Findings of the Special Litigation Committee," stating that the SLC completed its investigation 2

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 91 of 764 on June 28, 2019, and would move to terminate the litigation. The submission attached an "Executive Summary" excerpted from the "Report of the Special Litigation Committee" ("SLC Report"). On July 3, 2019, the Court scheduled a status hearing for October 2019. The parties met and conferred regarding the contents of a joint status conference statement, and exchanged proposed schedules for proceedings relating to MiMedx's anticipated motion to dismiss the Georgia Federal Action pursuant to Fla. Stat. § 607.07401(3) based on the SLC's Report. On July 19, 2019, the parties submitted a Joint Status Report outlining their respective positions and proposed schedules. Between October 3, 2019, and January 6, 2020, the parties to the Georgia Federal Action filed three joint motions to continue the status hearing in order to "allow the Parties time to mediate and to explore a potential resolution of this matter," which the Court granted. At the March 2, 2020 status hearing, the parties informed the Court that they had participated in mediation, and had made substantial progress towards settlement. The parties also discussed their positions with respect to the case schedule in the event they were unable to reach a settlement. Following the status hearing, the Court entered an order requiring the parties to "file a preliminary notice of settlement OR a scheduling order by April 1, 2020." On March 30, 2020, the Court granted the parties' request to extend the time to file a preliminary notice of settlement or proposed scheduling order to May 1, 2020. The parties filed a preliminary notice of settlement on May 1, 2020. The Florida State Action On June 20, 2018, Hialeah served a pre-litigation demand on the Board, pursuant to Section 607.07401, based on substantially the same alleged misconduct described above, demanding that the Board pursue claims for breach of fiduciary duty against any current or former officer or director who participated in or perpetuated the alleged scheme. Counsel for the SLC responded to the demand by advising Hialeah that the Board had formed the SLC to evaluate and investigate the allegations and to determine what action or actions the Company should take in response to the demands. Pursuant to Section 607.07401(2), after receiving no further response to its demand within ninety (90) days, on October 29, 2018, Hialeah filed a shareholder derivative complaint in the Circuit Court for the Second Judicial Circuit in and for 3

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 92 of 764 Leon County, Florida, asserting claims for breach of fiduciary duty and unjust enrichment. On February 7, 2019, MiMedx filed a motion to stay the Florida State Action in favor of the Georgia Federal Action or, in the alternative, until MiMedx's SLC completed its investigation. On April 8, 2019, MiMedx filed a motion to dismiss and certain of the Individual Defendants filed motions to dismiss or stay the Florida State Action. On June 4, 2019, Hialeah served requests for production of documents on MiMedx. MiMedx served objections to the requests on July 3, 2019. The Georgia State Action On April 26, 2018, Nix served an inspection demand on MiMedx pursuant to Fla. Stat. § 607.1602, requesting books and records relating to the Company's allegedly fraudulent sales and accounting practices. The Company responded by letter on May 4, 2018, denying the inspection demand on the grounds that the demand lacked a proper purpose and did not seek documents directly connected to the demand's alleged purposes. On June 13, 2018, Nix served a litigation demand on MiMedx, demanding that the Board pursue claims against certain current and former officers and directors he claimed to have perpetrated the alleged fraudulent sales and accounting practices at the Company. On June 21, 2018, Demaio served a litigation demand on MiMedx seeking substantially similar relief. On July 2, 2018, Counsel for the SLC responded to Nix's and Demaio's litigation demands, advising Nix and Demaio that the Board had formed the SLC to evaluate and investigate the allegations and to determine what action or actions the Company should take in response to the demands. On May 15, 2019, Nix and Demaio filed a derivative complaint in the Superior Court of Cobb County, in the State of Georgia, captioned Nix, et al. v. Evans, et al., No. 19103589, asserting claims for breach of fiduciary duty, corporate waste, and unjust enrichment against certain MiMedx directors and executives in connection with the alleged scheme to artificially inflate sales and revenues through improper inventory manipulation, for their alleged failure to properly investigate the foregoing alleged misconduct, and against the directors for 4

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 93 of 764 adopting a so-called "poison pill" allegedly designed to entrench the Board. On September 30, 2019, the defendants moved to stay the Georgia State Action in favor of the Georgia Federal Action. On October 21, 2019, the Honorable Judge C. LaTain Kell granted the motion to stay the Georgia State Action pending resolution of the Georgia Federal Action. The Florida Federal Action On May 18, 2018, Murphy sent a litigation demand to MiMedx, demanding that the Board investigate and pursue claims against certain current and former officers and directors he claimed to have perpetrated the alleged fraudulent sales and accounting practices at the Company. Counsel for the SLC responded to the demand by advising Murphy that the Board had formed the SLC to evaluate and investigate the allegations and to determine what action or actions the Company should take in response to the demand. On August 12, 2019, Murphy filed a shareholder derivative complaint in the United States District Court for the Southern District of Florida, captioned Murphy v. Petit et al., No. 19-cv-23374, asserting claims for breach of fiduciary duty and unjust enrichment against certain MiMedx directors and executives. On September 25, 2019, MiMedx filed a motion to transfer the Florida Federal Action to the Northern District of Georgia for consolidation with the Georgia Federal Action. On November 8, 2019, Murphy filed a notice of voluntary dismissal, which stated that he planned to participate in the mediation in connection with the Georgia Federal Action. III. REASONS FOR THE SETTLEMENT The Parties have determined that it is desirable and beneficial that the Derivative Actions and all of their disputes related thereto be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation. A. How Was the Settlement Negotiated? In mid-September 2019, counsel for plaintiffs in the Georgia Federal Action and counsel for MiMedx began discussing a possible resolution of the Derivative Actions. To facilitate those discussions, they retained the services of Hon. Layn R. Phillips of Phillips ADR Enterprises, an experienced and respected mediator ("Judge Phillips"), and scheduled an in-person mediation session. Certain of the Plaintiffs executed a non-waiver agreement, pursuant to which MiMedx provided 5

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 94 of 764 those Plaintiffs the 290-page SLC Report to facilitate settlement negotiations, and solely for that purpose. Also solely to facilitate settlement negotiations, MiMedx provided Plaintiffs in the Georgia Federal Action with applicable D&O insurance policies and certain information relating to insurance coverage, among other information. Counsel for plaintiffs in the Georgia Federal Action sent Defendants a comprehensive settlement demand that established the framework for the settlement negotiations. Plaintiffs in the Georgia Federal Action coordinated with plaintiffs in the Florida State Action, the Georgia State Action, and the Florida Federal Action to facilitate global settlement discussions. Plaintiffs provided Judge Phillips with a joint confidential mediation statement setting forth the claims, key evidence relied upon, and recoverable damages, and responded to detailed case-specific questions prepared by Judge Phillips. In advance of the mediation, Plaintiffs prepared additional materials addressing the SLC's recommendation and the arguments for challenging its determination, the damages allegedly incurred by MiMedx, and issues relating to insurance, the Individual Defendants' ability to satisfy a judgment, and the Individual Defendants' indemnification rights, among other matters. On February 11, 2020, the parties participated in an all-day mediation with Judge Phillips. The mediation involved numerous joint and individual sessions, and lasted well into the evening. Significant progress was made, but the parties were unable to reach agreement. The parties thereafter continued their settlement negotiations with the assistance and oversight of Judge Phillips. Numerous written settlement proposals and counter-proposals were exchanged and discussed in telephonic conferences. In April 2020, with the continuing assistance and oversight of Judge Phillips, the parties reached agreement on the material substantive settlement terms, including the adoption of a robust set of corporate governance, oversight and internal controls reforms designed to prevent recurrence of the alleged wrongdoing, which are set forth in Exhibit A to the Stipulation (the "Corporate Governance Reforms"). Thereafter, with the continuing assistance of Judge Phillips, the parties engaged in arm's-length negotiations regarding the amount of attorneys' fees and expenses to be paid to Plaintiff's Counsel in consideration for the substantial benefits secured for MiMedx and its shareholders through the Settlement. Following detailed, fact-based discussions and several exchanges among the parties, Judge Phillips made a mediator's proposal, which the parties accepted. Parties to the Georgia Federal Action filed a preliminary notice of the 6

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 95 of 764 settlement on May 1, 2020. On July 7, 2020, the parties to this Stipulation executed a term sheet containing the substantive materials terms of the Settlement. B. Why Did the Plaintiffs Agree to Settle? Plaintiffs believe that the claims asserted in the Derivative Actions on behalf of MiMedx have merit. The Plaintiffs, however, recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Derivative Actions. Plaintiffs and Plaintiffs' Counsel have also taken into account the uncertain outcome and the substantial risk that continued litigation would yield no benefit for the Company, and weighed those risks and the difficulties of actually proving and measuring damages and recovering sums equal to or greater than the value of the Settlement consideration. Based on their evaluation, Plaintiffs and Plaintiffs' Counsel have determined that the Settlement set forth in the Stipulation confers substantial benefits upon MiMedx and its stockholders and that it is in the best interests of MiMedx. C. Why Did the Defendants Agree to Settle? The Individual Defendants have denied, and continue to deny, any and all allegations of fault, wrongdoing, liability, or damages whatsoever. Specifically, the Individual Defendants expressly have denied, and continue to deny, each and all of the claims by Plaintiffs in the Derivative Actions, including, without limitation, any liability arising out of any conduct, statements, acts or omissions alleged, or that could have been alleged, in the Derivative Actions. Without limiting the foregoing, the Individual Defendants have denied, and continue to deny, among other things, that they breached their fiduciary duties or any other duty owed to MiMedx or its shareholders, committed or engaged in any violation of law or wrongdoing whatsoever, or that Plaintiffs, MiMedx, or MiMedx's shareholders suffered any damage or were harmed as a result of any act, omission, or conduct by the Individual Defendants alleged in the Derivative Actions or otherwise. The Individual Defendants have further asserted, and continue to assert, that, at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of MiMedx and its shareholders. In addition, the Individual Defendants maintain that they have meritorious defenses to all claims alleged in the Derivative Actions. The Individual Defendants are entering into the Settlement to eliminate the uncertainty, burden, and expense of further protracted litigation. The Individual Defendants have determined that it is desirable and beneficial to them that the Derivative Actions be settled in the manner and upon the terms set forth in this 7

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 96 of 764 Stipulation. IV. TERMS OF THE PROPOSED SETTLEMENT The terms and conditions of the proposed Settlement are set forth fully in the Stipulation. As part of the proposed Settlement, MiMedx has agreed to adopt practices, resolutions, and/or amend certain committee charters and/or the Company's Bylaws within ninety (90) days of the Effective Date of the Settlement to ensure the adoption, implementation, and maintenance of the following Corporate Governance Reforms. The Parties, including the independent members of the Board and the SLC, agree that Plaintiffs' litigation and settlement efforts in the Derivative Actions are a primary factor in the Board's agreement to adopt, implement, and maintain the Reforms, and that the Corporate Governance Reforms confer substantial benefits on MiMedx and its stockholders. The Corporate Governance Reforms set forth below shall remain in effect for forty-two months after the Settlement, except as otherwise set forth in the Stipulation. CORPORATE GOVERNANCE REFORMS MiMedx Group Inc.'s Board of Directors shall adopt, implement and maintain the Corporate Governance Reforms detailed below within ninety (90) days following entry of an order granting final approval of the Settlement by the United States District Court for the Northern District of Georgia. The Board shall adopt resolutions and amend committee Charters and/or By-Laws as necessary to fully and faithfully implement the Corporate Governance Reforms. The Corporate Governance Reforms shall remain in effect for a period of not less than forty-two (42) months following the Effective Date (the "Effective Term"), except for modifications required by applicable law, regulation, or fiduciary duty to MiMedx. If a corporate governance provision is eliminated or modified, the Board shall within twenty (20) business days adopt a replacement provision that accomplishes substantially the same objective; provided, however, that no such replacement provision need be adopted if, in the reasonable good faith business judgement of a majority of the Board's independent directors, it is not possible to do so in a manner consistent with the law. By entering into the Term Sheet, the Board certifies that it is not currently aware of any law that would trigger application of the foregoing provision. 8

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 97 of 764 BOARD COMPOSITION AND PRACTICES A. Board Composition J. Terry Dewberry will not seek re-election to the Board at the conclusion of his current term as a member of the Board (the "Departing Director"). Each Board committee will be composed of majority non-legacy members. B. Procedure for Identifying and Retaining New Independent Directors The Company shall nominate an independent director candidate to replace the Departing Director. C. Separate Chairman and CEO The Board shall modify the Company's Bylaws to require the separation of the roles of Chief Executive Officer ("CEO") and Chairman of the Board and to mandate that the Chairman must be a non-employee director who meets the independence standards required by the NASDAQ stock market. D. Limits on Outside Board Service The Board shall include a provision in the Company's Bylaws requiring that independent directors may sit on no more than three (3) other public company boards of directors, and that the CEO of the Company may sit on no more than two (2) public company boards. E. Board Term Limits At least half of the Board of Directors shall be subject to term limits of ten (10) total years of service on MiMedx's Board. (a) Board Committee Service Limitations The Board shall adopt a policy providing that, for each committee, at least one (1) member shall be rotated at least once every four (4) years. F. Director Education Enhancements MiMedx shall adopt or modify its existing director education training program to require continuing education programs addressing topics that are relevant to the MiMedx board, which shall include inventory and revenue 9

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 98 of 764 recognition rules and methods of manipulation; compliance and compliance risk assessment; the Code of Business Conduct and Ethics; the Reporting Procedures for Accounting Matters; the Insider Trading Policy; the particular rules and procedures pertinent to employees' operational responsibilities; laws and regulations related to government contracts and coverage of pertinent U.S. generally accepted accounting principles ("GAAP") principles; and the laws and regulations regarding public disclosures. G. Director Independence At least three-quarters of the Board shall be comprised of "independent" members, and a Board member shall be considered "independent" only if he or she satisfies the independence standards required by the NASDAQ stock market and he or she (provided, that for purposes of this Agreement and in accordance with Nasdaq IM-5605. Definition of Independence – Rule 5605(a)(2) and the commentary to NYSE Listed Company Manual Rule 303A.02, a person shall not be deemed to be not independent solely as a result of their ownership of equity securities of the Company): 1. Does not have a substantial personal or business relationship with any officer or director of the Company, including, but not limited to: (i) a relationship by blood, marriage, or adoption within three (3) levels of removal or (ii) partnership, joint venture, or similar business arrangement; 2. Is not, or has not have been within the last ten (10) calendar years, employed by or paid to provide services as an executive officer of the Company, or a business (private or public) of which an executive officer or director of the Company is, or within the last ten (10) calendar years was, an officer, or director; 3. Has not been employed by the Company or by any of its direct or indirect subsidiaries in any capacity within the last five (5) calendar years; 4. During the current calendar year or any of the three (3) immediately preceding calendar years, has not had any business relationship with the Company for which the Company has been required to make disclosure under Regulation S- K of the U.S. Securities and Exchange Commission ("SEC"), other than for service as a director or in connection with a relationship for which no more than de minimis remuneration was received in any one such year; 5. Does not have beneficial ownership interest of 5% or more in an entity that has received remuneration, other than de minimis remuneration, from the Company, its subsidiaries, or affiliates in the preceding two (2) years; and 10

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 99 of 764 6. Is not an employee, officer, or director of a not-for-profit entity that receives contributions from the Company or the Company's executive officers totaling a minimum of $100,000 or at least 1% of the entity's total revenues (whichever is higher) in the preceding two (2) years. 7. The independent members of the Board shall maintain the practice of meeting in executive session at least four (4) times per year without the participation of management. COMPLIANCE AND OVERSIGHT ENHANCEMENTS A. Chief Compliance Officer ("CCO") – Enhanced Duties and Responsibilities MiMedx shall adopt a written description of the CCO's role and responsibilities, enhanced as necessary to include the following: 1. The CCO's duties shall include oversight and administration of MiMedx's Code of Business Conduct and Ethics, monitoring compliance with internal controls (other than financial controls), government contracting, and appropriate investigations. 2. The CCO shall report directly to the Ethics and Compliance Committee of the Board. Consistent with the Charter of the Ethics and Compliance Committee, the Ethics and Compliance Committee shall be responsible for reviewing the CCO's performance and provide input on the CCO's compensation. 3. The CCO shall have primary responsibility for managing MiMedx's ethics and compliance program, and for assisting the Board in fulfilling its oversight duties with regard to MiMedx's compliance with applicable laws and regulations. 4. The CCO and the Vice President of Internal Audit ("VP Internal Audit"), as appropriate (with the CEO) shall be responsible for fostering a corporate culture that integrates compliance and ethics into business processes and practices through awareness and training, maintenance and oversight of internal controls over accounting and financial reporting, and reporting and investigating of potential compliance and ethics concerns. 5. The CCO shall provide a formal report to the Ethics and Compliance Committee of the Board at least quarterly, and the CCO's report shall include a 11

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 100 of 764 summary update of all investigations for which he/she is responsible during the prior quarter, an evaluation and, where necessary, a recommendation for remedial action concerning any pending investigations, internal controls issues (other than financial controls), and/or the implementation of the governance enhancements specified herein and any material risks relating to MiMedx's compliance, including specific recommendations regarding proposals for mitigating these risks, as well as relevant considerations relating to MiMedx's public disclosures of these risks. 6. The CCO shall work with the Ethics and Compliance Committee to evaluate and define the goals of MiMedx's ethics and compliance programs in light of trends and changes in law that may affect MiMedx's compliance with laws relating to disclosure of the Company's risk exposure. 7. The CCO shall manage and oversee MiMedx's ethics and compliance programs, implement procedures for monitoring and evaluating the program's performance, and report to the Board annually regarding the effectiveness of the Company's ethics and compliance programs, progress toward meeting program goals, and recommendations for improvements and budgeting. 8. The CCO shall meet with the Ethics and Compliance Committee each quarter to review ongoing investigations and the General Counsel shall provide updates on related regulatory and litigation matters. 9. The CCO shall oversee employee training in compliance, as set forth in section II.F., below. 10. The CCO or VP of Internal Audit (as appropriate) shall, in consultation with the General Counsel and the Ethics and Compliance Committee or the Audit Committee, be primarily responsible for ensuring the commencement, planning and execution of internal investigations whenever the Company is put on notice of potential wrongdoing through: (a) complaints received through the Company's whistleblower hotline; (b) information discovered through any of the Company's internal control mechanisms; (c) reports from accounting or the Controller; (d) allegations of misconduct from a terminated employee; (e) matters raised by a compliance audit or the by the Company's external auditor; (f) issues identified through a subpoena or other notice of law enforcement or regulatory action or a qui tam claim or civil action (for example, a shareholder derivative lawsuit, a securities class action, a products liability claim, an EEOC proceeding, or receipt of an Untitled Letter, Warning Letter or other significant letter from a governmental agency); (g) consumer or competitor complaints; (h) media reports; or (i) any other credible source ("Complaints"). 12

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 101 of 764 11. Within fifteen (15) business days of receiving all Complaints, the CCO, VP Internal Audit or General Counsel (as appropriate) shall develop an initial investigation plan, and, in the event the investigation concerns complaints about the conduct of an executive officer, the individual tasked with such investigation shall provide an initial investigation plan to either the Audit Committee or the Ethics and Compliance Committee, as appropriate. 12. The CCO or VP of Internal Audit shall, in consultation with the General Counsel, determine whether investigations not referred to the Ethics and Compliance Committee or Audit Committee will be performed by Company personnel (e.g., compliance, internal audit, legal) or by independent outside investigators or counsel. 13. The CCO or VP of Internal Audit shall monitor and oversee, or assist the Board in overseeing, all investigations, whether carried out internally or by outside investigators or counsel. The CCO or VP of Internal Audit shall receive and maintain periodic reports regarding the status of all pending investigations. The CCO or VP of Internal Audit shall be responsible for taking reasonable steps to ensure that each investigation promptly and effectively ascertains all relevant facts and circumstances necessary to make or allow the appropriate officer or Board committee to make determinations regarding (a) whether misconduct occurred; (b) the culpability of any MiMedx officer, director or employee; (c) whether deficiencies in internal controls permitted or facilitated the misconduct; and (d) any remedial and/or disciplinary measures as may be appropriate. 14. The CCO or VP of Internal Audit must inform the Ethics and Compliance Committee and/or the Audit Committee of the Board, as appropriate, for investigation any matter involving suspected or alleged misconduct that: (a) relates to actions of the CEO, the Chief Financial Officer ("CFO"), the General Counsel, or other key executive officer; (b) involves conduct that could reasonably implicate multiple executive officers; (c) could otherwise call into question the integrity of a management-directed investigation; (d) might expose the Company to significant monetary or reputational loss; or (e) relates to possible improper revenue recognition, violations of laws or regulations governing government contracts, inventory manipulation or channel-stuffing activity, or retaliation against whistleblowers. 15. The CCO shall have the authority to retain outside law firms, accounting firms, and other third party service providers to facilitate and conduct any investigation. The Company will pay for all costs and fees incurred by the CCO in fulfilling his/her duties and will pay any reasonable bills by law firms, 13

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 102 of 764 accounting firms, and other third party service providers. The CCO shall have the authority and responsibility to escalate challenges to its investigative or funding authority directly to the Ethics and Compliance Committee and/or the Audit Committee, as appropriate. The CCO shall immediately report directly to the Ethics and Compliance Committee any efforts by any executive officer or member of the legal department to interfere with any investigation. B. Enhanced Compliance With Regard To Proper Recording Keeping and Reporting Obligations Relating to Sales to Governmental Entities. 1. Appropriate Company personnel shall monitor (a) all invoicing to government entities and distributors that sell to government entities; (b) all shipments to government entities and distributors that sell to government entities; and (c) all returns from government entities and distributors that sell to government entities, and report accounting, compliance or documentation anomalies to the Senior Vice President of Market Access ("Senior VP Market Access") for further evaluation. 2. The Senior VP Market Access or its designee shall review monthly inventory and sales reports to confirm compliance with the Federal Supply Schedule Contract. 3. The Senior VP Market Access or its designee will ensure the Company's compliance with government-related contract terms, billing and reporting requirements, and record keeping. 4. The Senior VP Market Access shall take reasonable steps to immediately report significant internal controls lapses and/or non-compliance with the Federal Supply Schedule Contract to the CCO, VP of Internal Audit, and/or General Counsel. C. Enhancements to the Confidential Whistleblower Program 1. Whistleblower Policy MiMedx shall maintain a written whistleblower policy that incorporates the following provisions: (a) The policy shall expressly encourage employees and other interested parties to report possible violations of the Company's Code of Business Conduct and Ethics, internal controls procedures, laws or 14

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 103 of 764 regulations, or other potentially improper conduct directly to the VP of Internal Audit, Audit Committee, the CCO, Controller, Head of Human Resources ("HHR"), General Counsel, or the Ethics and Compliance Committee, or through the Whistleblower Hotline, so that investigative and remedial actions may be taken. (b) All whistleblower complaints shall be investigated by the CCO, VP of Internal Audit, General Counsel, HHR, or their internal designees or outside investigative agent, as appropriate, and reported to the General Counsel, the Ethics and Compliance Committee, or the Audit Committee (as appropriate). (c) Complaints regarding officers or directors of MiMedx shall be reported to the Ethics and Compliance Committee immediately. The Ethics and Compliance Committee shall oversee any such investigations, evaluate the investigation results, and present findings and recommendations regarding any disciplinary or other remedial actions, as may be appropriate, to the Board. (d) The CCO, or VP of Internal Audit, or appropriate outside investigative agent shall make timely, pre-investigation reports to the Audit Committee and the Ethics and Compliance Committee of any whistleblower allegations involving alleged Material Risks. "Material Risks" shall mean actions or omissions that, if proven, likely would result in a restatement of earnings, regulatory inquiry, criminal investigation, or material loss to the Company, or that implicate any officer or director of the Company in intentional or knowing violations of the Code of Business Conduct and Ethics or other important Company policy, law, or regulation. For the Effective Term, Material Risks shall also include allegations related to revenue recognition, channel-stuffing activity, retaliation against employees, and the issuance of false or misleading statements. (e) MiMedx's whistleblower policy shall state that the Company is serious about adherence to its Code of Business Conduct and Ethics and that whistleblowing is an important tool in achieving this goal. (f) MiMedx's whistleblower policy shall state that retaliation against an employee for reporting possible misconduct is prohibited, and will result in disciplinary action, up to and including termination. 15

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 104 of 764 2. Notice of Rights and Obligations MiMedx's whistleblower policy shall notify employees that: (a) Executives are subject to serious legal consequences for retaliation against whistleblowers; (b) Whistleblower complaints may be directed to the Audit Committee, the Ethics and Compliance Committee, the CCO, the VP of Internal Audit, and/or the General Counsel, and the complaints will be handled by these parties anonymously and in confidence; (c) If a whistleblower brings his or her complaint to an outside regulator or other governmental entity, he or she will be protected by the terms of MiMedx's whistleblower policy just as if he or she directed the complaint to the Audit Committee, the Ethics and Compliance Committee, the CCO, or any other internally designated officer or committee; (d) If an employee is subject to an adverse employment decision as a result of whistleblowing, the employee must file a complaint with the Department of Labor within ninety (90) days of the alleged violation (a failure to report such claims within the ninety (90) day window does not foreclose any other available legal remedy); (e) The whistleblower is not responsible for investigating the alleged illegal or dishonest activity, or for determining fault or corrective measures, as appropriate management officials are charged with these responsibilities; and (f) It is both illegal and against Company policy to discharge, demote, suspend, threaten, intimidate, harass, or in any manner discriminate against whistleblowers as a result of their status as whistleblowers. 3. Investigation and Reporting (a) A log of whistleblower complaints, as well as the results of all investigations of complaints, shall be memorialized in writing by the CCO and maintained for a period of not less than seven (7) years. (b) All whistleblower complaints shall be maintained for at least seven (7) years by the CCO. 16

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 105 of 764 4. Whistleblower Hotline and Website (a) MiMedx shall continue to retain an independent outside supplier to provide a Whistleblower Telephone Hotline to assist on matters pertaining to corruption, fraud or similar unlawful activities at the Company. (b) All Whistleblower complaints shall be maintained for at least seven (7) years in a database to which the VP of Internal Audit has access. (c) MiMedx shall post the contact information for the Whistleblower Hotline on its intranet and external website so as to be available to not only employees, but also customers, vendors, and other third parties. (d) The Company shall remind employees of whistleblower options and whistleblower protections in employee communications provided at least once a year and on the Company's intranet website. (e) The CCO, who reports to the Ethics and Compliance Committee, shall continue to be responsible for overseeing the maintenance and oversight of MiMedx's Whistleblower Hotline. (f) Representatives of the Audit Committee and the Ethics and Compliance Committee shall receive notifications of all complaints made via MiMedx's Whistleblower Hotline. D. Enhanced Duties and Responsibilities of the Ethics and Compliance Committee of the Board 1. The charter for the Ethics and Compliance Committee shall be amended as necessary to incorporate the following provisions: (a) The Ethics and Compliance Committee shall consist of at least three (3) members, each of whom shall meet the director independence standards set forth hereinabove. At least one member of the Committee shall have significant compliance background. (b) The chair of the Ethics and Compliance Committee shall be selected by the members of the Ethics and Compliance Committee. 17

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 106 of 764 (c) The Ethics and Compliance Committee shall meet at least four (4) times annually, each meeting to include a session in which members of management are not present. (d) The Ethics and Compliance Committee shall: (i) review and discuss all Complaints received since the last executive session, (ii) review and discuss the report(s) from the CCO, (iii) review the progress, status and results of internal investigations involving Material Risks, and (v) consider ways in which the Company can improve its processes for handling investigations. If any report to the Ethics and Compliance Committee reveals violations of the Code of Business Conduct and Ethics, any law or regulation, or internal controls policies or processes, the Ethics and Compliance Committee shall require management, in consultation with the CCO, to develop and implement an appropriate remedial and follow-up plan. The Ethics and Compliance Committee shall also disclose the violation to the Audit Committee for determination if disclosure of the violation is required. The Ethics and Compliance Committee shall also make the determination if an investigation should be initiated and who should conduct any such investigation. (e) The Ethics and Compliance Committee shall conduct annual evaluations of the CCO's performance and effectiveness, which shall be considered by the Compensation Committee in connection with its compensation and incentive compensation decisions. (f) The Ethics and Compliance Committee shall assess and report to the Compensation Committee on an annual basis regarding the Chief Executive Officer's and Chief Financial Officer's contribution to MiMedx's culture of ethics and compliance, and their effectiveness and dedication to ensuring MiMedx's maintenance of effective internal controls and compliance with applicable laws, rules, and regulations (the "Executive Evaluation Report"). (g) The Ethics and Compliance Committee shall have the express authority to seek information from employees at any level of the Company for purposes of identifying and evaluating Material Risks (as defined above). (h) The Ethics and Compliance Committee shall oversee compliance with MiMedx's Code of Business Conduct and Ethics. 18

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 107 of 764 (i) The Ethics and Compliance Committee shall report compliance issues that may have significant financial implications to the Audit Committee, and shall also report compliance issues (including risks relating to compliance issues) that are sufficiently material to trigger a disclosure obligation to the Audit Committee. (j) The Ethics and Compliance Committee shall have the authority to retain additional independent advisors and legal counsel as it deems appropriate to assist it in fulfilling its responsibilities. (k) The Ethics and Compliance Committee shall keep the Board apprised of its activities and shall directly advise the Board in detail of its material findings on a periodic basis. (l) MiMedx shall maintain and promptly post any updates to the Ethics and Compliance Committee Charter and the composition of the Ethics and Compliance Committee on its website. E. Employee Training in Risk Assessment and Compliance 2. The CCO shall be charged, in conjunction with the CFO as appropriate, with primary responsibility for developing and implementing employee training programs focused on compliance and the Code of Business Conduct and Ethics. The CCO shall also be authorized to develop and require additional training to specific target audiences. The CCO shall be authorized and provided the resources necessary to retain external consultants and vendors as the CCO deems necessary to develop and implement the training program. The program may include interactive on-line education, testing and certification of training completion. 3. Annual training shall be mandatory for all officers and employees of MiMedx. 4. Training for employees involved in (a) preparing the Company's financial statements; (b) making or recording sales of the Company's products; (c) negotiations with current or potential customers; (d) delivery of Company products; (e) communications with the Company's independent external auditor; (f) data collection, aggregation, analysis, and reporting; and/or (g) disseminating or producing the Company's public statements shall include, but not be limited to, coverage of pertinent GAAP principles and the laws and regulations regarding public disclosures, including revenue recognition principles and common methods and indicators of improper revenue recognition and controls methodologies. 19

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 108 of 764 5. Upon completion of training, the person providing the training shall provide a written certification of completion (may include electronic signature). Each written certification shall be maintained by MiMedx's CCO for a period of seven (7) years from the date it was executed. AUDIT AND INTERNAL CONTROLS ENHANCEMENTS A. Accounting and Controllership The Company shall maintain and enhance the duties and responsibilities of the accounting and controllership departments as follows: 1. The Controller shall have primary responsibility for supervising compliance with internal controls policies, processes and procedures governing accounts payable and inventory control. 2. The Controller and Assistant Controller shall have primary responsibility for ensuring that the Company maintains complete and accurate records of all sales orders, fulfillment, returns, and backlog; properly reports and recognizes revenue based on sales, inventory, and returns; operates in compliance with all internal controls policies and procedures; and is not engaging in manipulative practices, such as channel stuffing. 3. The Controller and Assistant Controller shall prepare monthly inventory reports that identify (i) all product that has been billed or paid for by a customer but is physically maintained at any of the Company's facilities; (ii) all product that has been physically delivered to a customer but not paid for by such customer; (iii) all product returned to any of the Company's facilities and payments made to the customer for return of such product; (iv) all product returned to any of the Company's facilities and swapped for other product; and (v) all large orders made at the end of quarters. 4. All internal or external reports describing inventory maintained at Company locations, delivered to a customer, or returned from a customer shall be submitted to the Controller and Assistant Controller. 5. The Accounting Department shall maintain electronic copies of all invoices. 6. The Controller and/or Assistant Controller shall provide month-end inventory analysis reports to the Company's CEO, CFO, VP of Internal Audit, and 20

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 109 of 764 to the Audit Committee (as necessary), in connection with the quarterly and annual close, accounting and reporting process. 7. The Controller and VP of Internal Audit shall evaluate the month-end inventory reports from that quarter, together with any relevant information obtained via the quarterly meetings, for any possible accounts payable or inventory control issues, including, inter alia, (i) any unusual timing of orders; (ii) any unusual returns; (iii) any customers that have not rendered payment within the timeframe mandated in the agreement; and (iv) any other information that could suggest the possibility of any accounts payable or inventory control issues 8. The VP of Internal Audit shall immediately report possible internal controls lapses or violations of laws, regulations or other rules to the CFO, CCO, and/or to the Audit Committee (as appropriate) for investigation. 9. The VP of Internal Audit shall prepare written reports as necessary with recommendations for enhancements or improvements to processes, policies, systems training and internal controls for consideration by CFO and/or Audit Committee. B. Disclosure Committee 1. As part of its efforts to establish that accurate and complete information regarding the Company and its operations and financial performance is provided to shareholders and the investment community and to assist the Company's CEO and CFO to discharge their responsibilities in certifying as to the Company's periodic reports under the Securities Exchange Act of 1934 (the "Exchange Act"), the Company shall establish a Disclosure Committee. 2. The purpose of the Disclosure Committee will be to take reasonable steps to confirm that all disclosures made by the Company to its shareholders or the investment community are accurate and complete, fairly present the Company's financial condition and results of operations in all material respects, and are made on a timely basis as required by applicable laws and stock exchange requirements. 3. The Disclosure Committee shall be comprised of (at least) the following: (i) the General Counsel; (ii) the CCO; (iii) Controller; (iv) head of global regulatory affairs; (v) heads of marketing and business development; (vi) VP of Internal Audit; (vii) heads of main operations units; (viii) the head of investor relations; and (ix) an attorney with familiarity with the securities laws. 21

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 110 of 764 4. The General Counsel or his/her designee shall serve as the head of the Disclosure Committee, unless another member is selected by the Disclosure Committee. If the General Counsel acts as head of the Disclosure Committee, they shall be deemed to be performing a non-legal business function, except with respect to specific requests by the Committee for legal advice regarding particular matters. 5. The Disclosure Committee shall hold regular meetings, in connection with the preparation and review of each of the Company's Forms 10-K and Forms 10-Q. 6. The Disclosure Committee shall also hold ad hoc meetings as necessary or appropriate to evaluate the contents of press releases, presentations to investor conferences, filings on Form 8-K, or other corporate disclosures. 7. The Disclosure Committee may invite other Company personnel, outside auditors, outside counsel or other outside advisors to attend its meetings, as it deems necessary and appropriate to perform its duties and responsibilities. 8. Before each Form 10-K and Form 10-Q is finalized, representatives of the Disclosure Committee shall meet with the CEO and CFO prior to the filing or distribution of the final document for the CEO and CFO to satisfy themselves as to the adequacy of the process and to provide their own input on disclosure. C. Vice President of Internal Audit 1. The Company shall maintain and enhance the duties and responsibilities of the position of the VP of Internal Audit as set forth by the Internal Audit Charter. The VP of Internal Audit shall evaluate and improve the Company's internal controls over the financial reporting function, and shall be responsible for taking reasonable steps to confirm compliance and the effectiveness of the Company's risk management, control and governance processes. 2. The VP of Internal Audit shall adhere to The Institute of Internal Auditors' mandatory guidance including the Definition of Internal Auditing, the Code of Ethics, and the International Standards for the Professional Practice of Internal Auditing (Standards). 3. The VP of Internal Audit shall prepare and maintain an internal audit plan, and related internal audit policies and procedures manuals to be approved by the Audit Committee annually. 22

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 111 of 764 4. The VP of Internal Audit shall report directly to the Audit Committee. 5. The VP of Internal Audit shall have full, free and unrestricted access to any and all of the Company's records, physical properties, and personnel appropriate to carrying out any engagement as well as unfettered access to the Audit Committee and the Board. 6. The Audit Committee shall determine the compensation and budget for the VP of Internal Audit function annually, with input from the CEO and CFO. 7. The VP of Internal Audit shall meet at least monthly with the CEO, CFO, and Controller, attend all Audit Committee meetings, and meet at least quarterly in executive session with the Audit Committee. 8. The VP of Internal Audit shall provide the Audit Committee with quarterly summary reports of internal audits completed and in progress. 9. Following completion of the internal audit plan, the VP of Internal Audit shall report his or her findings to the Audit Committee, including which findings may relate to the effectiveness and adequacy of the Company's internal controls, risk management, and governance processes, and the effectiveness of the CEO, CFO, and Controller in managing those controls and processes. 10. The VP of Internal Audit shall keep the Audit Committee informed of management's efforts to improve the control environment. 11. The VP of Internal Audit shall keep the Audit Committee informed of emerging trends in relevant accounting matters, internal control issues, and internal audit matters, and provide the Audit Committee with a report of outstanding audit issues and the status of management's efforts to resolve and improve the control environment. D. Audit Committee MiMedx shall amend the existing Audit Committee Charter to provide as follows: 1. At least two (2) members of the Audit Committee shall have a financial background that would qualify them as financial experts under section 407 of the Sarbanes-Oxley Act of 2002 and rules promulgated thereunder, 15 U.S.C.A. §7265. 23

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 112 of 764 2. The Audit Committee shall be responsible for overseeing (a) the Company's disclosure controls and procedures; and (b) the effectiveness of the Company's disclosure controls and procedures as of the end of each fiscal quarter and year-end, with the assistance of the Company's external auditors, if the Audit Committee deems necessary. 3. The Audit Committee has the duty to take reasonable steps to confirm that the Company (i.e., management) implements and maintains internal controls over accounting and financial reporting and reporting systems and procedures designed to discover instances of fraud and to take reasonable steps to confirm the integrity, accuracy completeness, and timeliness of the Company's financial statements and related public filings and disclosures. 4. The Chairperson of the Audit Committee shall meet with the external auditors at least four (4) times annually, including before the filing of the Company's quarterly and annual reports with the SEC. 5. The Chairperson of the Audit Committee shall meet with the CFO at least four (4) times annually, including before the filing of the Company's quarterly and annual reports with the SEC. The meetings shall be confidential and held outside the presence of the CEO. 6. The Audit Committee shall receive and review quarterly inventory analysis reports from the Department of Financial Planning & Analysis. 7. The Audit Committee shall meet at least annually with the Company's internal auditors and independent external auditors to review and evaluate the Company's inventory control and revenue recognition policies, procedures and internal controls. 8. All Company employees shall be required to cooperate with Audit Committee investigations. Any failure to cooperate may be grounds for discipline by the Board, including, but not limited to, termination, in the sole discretion of the Board. This applies to all Company employees, including, but not limited to, the CEO and CFO. 9. The minutes of the Audit Committee shall be maintained for a period of ten (10) years by the Company's Secretary. MiMedx shall maintain and promptly post the amended Audit Committee Charter on its website. 24

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 113 of 764 E. Related Party Transactions Policy 1. MiMedx shall maintain its existing Statement of Policy with Respect to Related Party Transactions, which recognizes that related party transactions (as defined therein) can present potential or actual conflicts of interest, and provide clear procedures for the Audit Committee to approve or ratify such transactions to ensure that approvals are consistent with the best interests of MiMedx and its shareholders. In addition to the factors already considered, the Audit Committee shall consider whether the proposed transaction impairs the independence of any director or presents an improper conflict of interest for any MiMedx officer or director, whether or not they are involved in the transaction. 2. The Company shall implement procedures to ensure that any material transaction that MiMedx is contemplating that would confer a monetary or other benefit to a party that is related to MiMedx or its officers will promptly be disclosed to the Audit Committee. The procedures shall include written disclosure of the details of any such transaction, including the nature of the relationship between the proposed counter-party and the party related to MiMedx or its officers, financial terms and other pertinent information. 3. Annually, all Board members and executive officers shall submit to the Corporate Secretary an up-to-date list of companies in which they are a director, an officer, and/or of which they own a controlling interest, and shall promptly update the list when any changes occur. 4. The Company shall make the Related-Party Transactions Policy, as modified, publicly available, including by posting it on the Company's website. ENHANCED COMPENSATION, COMPENSATION RECOUPMENT AND TERMINATION POLICIES A. Compensation Recoupment Policy 1. MiMedx shall amend its existing compensation recoupment policy to allow for recoupment of payouts under MiMedx's incentive compensation programs (including, but not limited to, any of the Management Incentive Plans from 2016 to present) when an executive officer has engaged in misconduct as predefined by the Compensation Committee. The pre-defined misconduct will include, but not be limited to, any material violation of a Company policy that causes significant harm to the Company. 25

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 114 of 764 2. The Compensation Recoupment Policy shall enable MiMedx to "claw-back" compensation as described herein regardless of any lesser "claw-back" obligations enacted by the SEC pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. 3. The Compensation Recoupment Policy shall require a Board determination for possible clawback of compensation upon restatement of the Company's financial results. 4. In the event compensation was paid based on misstated financial results, the Board may take steps to recapture all compensation paid to the Company's CEO, CFO, or any other named officers or senior management level and higher-ranking executive officer ("Senior Officers") on the basis of having met or exceeded performance targets during the period covered by the restated financial statement(s), regardless of whether any executives are found personally responsible for the misstatement(s). Specifically, the Board may take the steps necessary to secure reimbursement from Senior Officer(s) of any bonus or other incentive-based or equity-based (to the extent tied to financial metrics) compensation paid to any Senior Officers during the twelve-month period following the first public issuance or filing with the SEC (whichever first occurs) of the financial document embodying such error to the extent that compensation was based on the misstated financial result. 5. In addition, the Board shall determine whether any restatement was the result of violation(s) of federal securities laws in which scienter is a necessary element by the CEO, CFO, or any other senior officer. The Board must take the steps necessary to recoup from any senior officer whose scienter led to the restatement all incentive compensation awarded to the officer for performance during the periods affected by the restatement. Provided, however, this recoupment obligation is subject to MiMedx's consideration regarding (1) a cost/benefit analysis with respect to pursuing recovery of such incentive compensation, and (2) an analysis of the potential impact of the individual's indemnification agreement on such pursuit. 6. Actions taken pursuant to the Clawback Policy shall be disclosed on the next proxy statement filed with the SEC or on Form 8-K, as appropriate. 7. All employment agreements with Company officers shall be amended as necessary to be consistent with the Clawback Policy, as revised. 26

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 115 of 764 B. Termination of Officers Who Participate in Violations or Disregard of Supervisory Responsibilities 1. An Officer will be terminated if it is determined pursuant to the applicable procedure set forth below that, in connection with the performance of his or her duties as an officer of MiMedx he or she either (a) substantially participated in an intentional or reckless violation of federal or state law, or (b) both had direct supervisory responsibility over an employee who substantially participated in such a violation, and recklessly disregarded his or her own supervisory responsibilities. 2. The procedure pursuant to which this termination provision will be implemented is as follows: (a) Whether an Officer's conduct is subject to this termination provision will be addressed in the first instance by the CEO and reviewed by the disinterested members of the Ethics and Compliance Committee. The Ethics and Compliance Committee shall conduct a thorough investigation into the Officer's actions and prepare a written report outlining in detail the relevant facts, the Ethics and Compliance Committee's findings and the Ethics and Compliance Committee's recommendation as to whether the Officer should be terminated or any other action should be taken with respect to the Officer; (b) The Ethics and Compliance Committee shall make a recommendation to the entire Board regarding whether the Officer should be terminated or any other action should be taken with respect to the Officer; and (c) Subject to their consideration of the Ethics and Compliance Committee report and recommendation, the disinterested members of the Board will determine whether an Officer's conduct is subject to this termination provision and, if so, whether he or she should be terminated. 3. Any severance or change-of-control agreement or retirement agreement with a new officer or equity award certificate executed following the Effective Date will provide that unvested equity awards lapse upon the officer's termination pursuant to the terms set forth above. 27

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 116 of 764 INSIDER TRADING POLICY A. MiMedx shall maintain as part of its Insider Trading Policy that: 1. Members of the Board and employees may not (a) buy, sell or otherwise trade in the securities of the Company, directly or through family members or other persons or entities, at any time they are aware of material non- public information relating to the Company or (b) disclose material non-public information about the Company with others or recommend to anyone the purchase or sale of any securities to which this policy applies when they are aware of such information. 2. To help prevent inadvertent violations of the insider-trading laws, to avoid the appearance of trading on the basis of inside information and to facilitate the compliance by executive officers and directors with their reporting and other obligations under the federal securities laws, the Company's insider trading policy (the "Insider Trading Policy") shall require that, subject to limited exceptions set forth below, personnel in the following categories (each, a "Designated Person") must pre-clear each transaction that they, any member of their immediate family living within their household or any other person or entity associated with them desire to carry out in the Company's securities (including stock plan transactions, gifts, contributions to a trust or any other transfer): (i) members of the Board, (ii) Section 16 officers, (iii) any executive employee who directly reports to the CEO or CFO, or (iv) any administrative assistants who work directly for any executive employee reporting directly to the CEO or CFO. 3. A request by a Designated Person for pre-clearance must be submitted to the General Counsel at least two business days in advance of the proposed transaction. 4. Trades by covered persons in the Company's securities that are executed pursuant to an approved 10b5-1 Plan shall not be subject to the foregoing trading restrictions imposed by the Insider Trading Policy, where that plan was established at a time when the person establishing the plan was not aware of material non-public information, and once established, the covered person does not exercise any influence over the amount of securities to be traded, the price at which they are to be traded or the timing of trading. 5. The General Counsel shall be responsible for implementing and overseeing compliance with the Insider Trading Policy. 28

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 117 of 764 6. The General Counsel shall take reasonable steps to confirm that the Insider Trading Policy is in effect at all times, and that it provides for appropriate sanctions for noncompliance, such as termination. B. MiMedx shall revise its Insider Trading Policy to Incorporate the following provisions: 1. Pre-clearance of a transaction is valid only for forty-eight (48) hours. 2. The Insider Trading Policy shall expressly remind Executive Officers and directors of the Company that: (a) they are generally required to report any change in their beneficial ownership of the Company's securities to the SEC within two (2) business days after that change occurs, (b) they may not engage in any sale of the Company's common stock within six months before or after they have purchased any common stock or other equity security of the Company in the open market (or conversely any open market purchase within six months before or after any sale), and (c) they are required to effect any sale of the Company's common stock in accordance with Rule 144 under the Securities Act of 1933. 3. All 10b5-1 Trading Plans must comply with the following rules: (a) Trading Plans may be adopted only during "open window" periods, beginning the day after each release of quarterly results for a particular fiscal quarter and ending on the 10th day of the second month of the subsequent fiscal quarter, (b) the Trading Plans shall prohibit the commencement of trading until the next open window following the plan's adoption, (c) the Trading Plans shall permit trades only pursuant to specific instructions or formulae determined in advance with regard to amount, price, and date of transactions, and insiders may not authorize his or her broker discretion to execute MiMedx stock transactions, (d) all Trading Plans shall be pre-cleared by the General Counsel. 4. The Board shall have direct access to the General Counsel in executive session meetings to review the trading activity of senior executives and directors. ENHANCED BOARD OVERSIGHT OF STOCK REPURCHASES The process for approving and overseeing stock repurchases shall include the following provisions: 1. Before authorizing any program to repurchase MiMedx stock, the Board shall evaluate management's recommendation and determine independently whether such a repurchase program is in the best interests of the Company. 29

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 118 of 764 2. The Board's evaluation must support finding that: (a) the proposed repurchases would be the best use of Company cash and serve the best interests of MiMedx and its shareholders; (b) the proposed repurchases appropriately manage the Company's capital and shareholder equity; (c) the proposed repurchases are not intended for improper purposes, such as short-term manipulation of the Company's stock price; (d) the repurchases will not, standing alone or when combined with material loss contingencies, have a material negative impact on the Company's liquidity or capital structure; and (e) the Company's financial statements and other public disclosures do not misstate or omit material facts necessary to ensure that the range of market prices at which the repurchases are anticipated to take place are not artificially inflated. 3. The Audit Committee and the Board shall consider the opinions of independent financial analysts, auditors, and legal counsel to the extent necessary to make a reasonably informed decision with respect to stock repurchases. 4. Following authorization of a stock repurchase program, the Board shall review and evaluate the program quarterly to confirm its assessment that the repurchase of shares at prevailing market prices is the best use of Company cash and appropriately manages Company capital. The Board shall consider whether significant developments, such as in the Company's actual or expected operational performance, business strategy, relevant markets, risk profile, liquidity, capital structure, stock price, or material undisclosed information require a re-evaluation or termination of the stock repurchase program. V. ATTORNEY FEES AND EXPENSES FOR PLAINTIFFS' COUNSEL To date, Plaintiffs' Counsel have not received any payments for their efforts or for the expenses they incurred on behalf of MiMedx and its stockholders. In consideration for the substantial benefits conferred upon MiMedx as a result of the Settlement and the efforts of Plaintiffs and Plaintiffs' Counsel in this litigation, MiMedx also agrees for its insurer to pay attorneys' fees and expenses to Plaintiffs' Counsel in the total amount of $3,500,000 (the "Fee and Expense Amount"), subject to approval of the Court. The independent directors of MiMedx's Board, including each of the current members of the SLC, in the good faith exercise of their business judgment, have approved the agreed-to Fee and Expense Amount in light of the substantial benefits conferred upon MiMedx as a result of the Settlement and Plaintiffs' Counsel's efforts in this litigation. As part of the Settlement, Plaintiffs will each receive a service award of $3,000 to be paid out of the Fee and Expense Amount, subject to the Court's approval. 30

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 119 of 764 VI. DISMISSAL OF THE ACTION AND RELEASE OF CLAIMS As part of the Settlement, the Parties to the Georgia Federal Action will jointly request the Court to enter the Order and Final Judgment that dismisses with prejudice all claims that Plaintiffs have alleged in the Georgia Federal Action. Pursuant to the terms of the Stipulation and after the entry of the Order and Final Judgment in the Georgia Federal Action, (1) Plaintiffs Mark Nix and David Demaio will move to dismiss with prejudice the case captioned, Nix, et al. v. Evans, et al., C.A. No. 19103589 (Ga. Super. Ct. Cobb Cty.); (2) City of Hialeah Employees' Retirement System will move to dismiss with prejudice the case captioned, City of Hialeah Employees' Retirement System v. Petit, et al., C.A. No. 2018 CA 002332 (Fla. Cir. Ct. Leon Cty.); and (3) Plaintiff John Murphy will not reinstate the case captioned, Murphy v. Petit, et al., C.A. No. 1:19-cv-23374-UU (S.D. Fla.). If approved by the Court, subject to certain limitations in paragraphs 2.3 and 5.4 of the Stipulation, the Settlement provides that each of the Released Plaintiffs' Persons and anyone claiming through or on behalf of any of them, shall be deemed to have, and by operation of the Judgment shall have, fully, finally, unconditionally and forever released, relinquished, and discharged and dismissed with prejudice the Released Plaintiffs' Claims against the Individual Defendants and each and all of the other Released Defendants' Persons; and the Released Plaintiffs' Persons will be forever barred and enjoined from commencing, instituting, prosecuting, or continuing to prosecute any action or other proceeding in any court of law or equity, arbitration tribunal, or administrative forum, by any of MiMedx's stockholders on behalf of MiMedx against Released Defendants' Persons of any of Released Plaintiffs' Claims (including Unknown Claims). The full terms of the releases can be found in the Stipulation which has been filed with the Court and with the SEC on a Form 8-K and may be viewed on the Investor Relations portion of MiMedx's website: https://mimedx.gcs-web.com/corporate- governance/highlights. VII. SETTLEMENT HEARING On __________ __, 2020 at __:__ _.m., a hearing (the "Settlement Hearing") will be held in the Georgia Federal Action before the Judge William M. Ray, II in the United States District Court for the Northern District of Georgia, 11721 Richard B. Russell Federal Building and United States Courthouse, 75 Ted Turner Drive, SW, Atlanta, GA 30303 to: (i) determine whether the proposed Settlement of the Actions is fair, reasonable, and adequate and in the best interests of MiMedx and its stockholders; (ii) hear and rule on any objections to the 31

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 120 of 764 proposed Settlement, including the attorneys' fees and expenses Defendants' insurer agreed to pay Plaintiffs' Counsel; (iii) determine whether to approve the agreed-to Fee and Expense Amount; and (iv) determine whether the Court should enter the Order and Final Judgment, attached as Exhibit C to the Stipulation, which, subject to certain limitations in paragraphs 2.3 and 5.4 of the Stipulation, would dismiss with prejudice the Georgia Federal Action and release the Released Plaintiffs' Claims and Released Defendants' Claims including any claims related to the Derivative Actions that have been brought or could have been brought against the Released Defendants' Persons. If the Settlement is approved, you will be subject to and bound by the provisions of the Stipulation, the releases contained therein, and by all orders, determinations, and judgments, including the Order and Final Judgment, pertaining to the Settlement. Pending final determination of whether the Settlement should be approved, all proceedings in the Georgia Federal Action and all further activity between the Parties regarding or directed toward the Georgia Federal Action, save for those activities and proceedings relating to the Stipulation and the Settlement, shall be stayed, and Plaintiffs and all MiMedx stockholders derivatively on behalf of MiMedx are barred and enjoined from commencing, instituting, prosecuting or continuing to prosecute any action or other proceeding in any court of law or equity, arbitration tribunal, or administrative forum, asserting any Released Claims against any Released Person. VIII. RIGHT TO ATTEND FINAL HEARING You may enter an appearance in the Georgia Federal Action, at your own expense, individually or through counsel of your choice. If you want to object at the Settlement Hearing, then you must first comply with the procedures for objecting that are set forth below. The Court has the right to change the Settlement Hearing date or time without further notice. The Court may approve the Settlement and any of its terms, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to Current MiMedx Shareholders. The Court has issued an order titled In Re: Court Operations Under the Exigent Circumstance Created by Covid-19 and Related Corona Virus and several amendments to that order concerning limited access to the Courthouse. Additional information can be found at http://www.gand.uscourts.gov/. The Court may decide to hold the Settlement Hearing by telephone or video conference without further notice to Current MiMedx Shareholders. If the Court orders that the Settlement Hearing be conducted telephonically or by video conference, that decision will be posted on the Internet page that MiMedx shall create for this Settlement on the Investor Relations" page of http://www.MiMedx.com. If you 32

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 121 of 764 have no objection to the Settlement, you do not need to appear at the Settlement Hearing or take any other action. IX. THE PROCEDURES FOR OBJECTING TO THE SETTLEMENT Any Current MiMedx Shareholder may object to the Settlement, the proposed Order and Final Judgment, and/or the proposed Fee and Expense Amount, and may also (but need not) appear in person or by his, her, or its attorney at the Settlement Hearing. To object, any such stockholder must submit a written statement explaining the stockholder's objection(s) and the reason(s) for such objections, and shall also (a) submit a written statement identifying such Person's name, address, and telephone number, and, if represented by counsel, the name, address, and telephone number of counsel; (b) state the case name and number, In re MiMedx Group, Inc. Shareholder Derivative Litigation, Lead Case No. 1:18-cv- 04486-WMR (N. D. Ga.); (c) provide proof of current ownership of MiMedx common stock, including the number of shares owned, as well as documentary evidence of when such stock ownership was acquired; (d) submit any documentation in support of such objection(s), including clearly identifying any and all evidence that would be presented at the Settlement Hearing in connection with such objection(s); (e) identify any case—by name and court—in which the objector or his, her, or its attorney, if any, has objected to a settlement in the last three (3) years; and (f) include a proof of service signed under penalty of perjury. Any objection should not exceed 25 pages in length. If the stockholder wishes to appear at the Settlement Hearing, he, she, or it must also include a statement of intention to appear at the Settlement Hearing. Such materials must be filed with the Clerk of the United States District Court for the Northern District of Georgia and sent by first class mail and email to the following addresses and postmarked no later than ______ __, 2020 (14 days before the Settlement Hearing): Craig W. Smith ROBBINS LLP 5040 Shoreham Place San Diego, CA 92122 Co-Lead Counsel for Plaintiffs -and- Robert R. Long 33

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 122 of 764 Elizabeth Gingold Clark ALSTON & BIRD LLP One Atlantic Center 1201 West Peachtree Street, Suite 4900 Atlanta, GA 30309-3424 Counsel for Nominal Defendant MiMedx Group, Inc. Any Person who fails to object in the manner described above shall be: (i) deemed to have waived any objection to the Settlement, Final Order and Judgment, Fee and Expense Amount, and Service Awards; (ii) barred from raising such objection in this Georgia Federal Action, or any other action or proceeding; and (iii) bound by the Order and Final Judgment and the releases of claims set forth therein. Current MiMedx Shareholders who have no objection to the Settlement, Order and Final Judgment, or Fee and Expense Amount do not need to appear at the Settlement Hearing or take any other action. X. HOW TO OBTAIN ADDITIONAL INFORMATION This Notice summarizes the Stipulation. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court and with the SEC on a Form 8-K and may be viewed on the Investor Relations portion of MiMedx's website: https://mimedx.gcs-web.com/corporate-governance/highlights. Inquiries about the Derivative Actions or the Settlement may be made to: Craig W. Smith at Robbins LLP, 5040 Shoreham Place, San Diego, CA 92122, Telephone: (619) 525-3990, E-mail: csmith@robbinsllp.com; Scott R. Jacobsen of Scott+Scott Attorneys At Law LLP, The Helmsley Building, 230 Park Avenue, 17th Floor, New York, NY 10169, Telephone: (212) 223-6444, E-mail: sjacobsen@scott-scott.com; and David Wales of Bernstein Litowitz Berger & Grossmann LLP, 1251 Avenue of the Americas, New York, NY 10020, Telephone: (212) 554-1400, E-mail: davidw@blbglaw.com. DATED: __________ __, 2020 BY ORDER OF THIS COURT UNITED STATES DISTRICT COURT NORTHERN DISTRICT OF GEORGIA DO NOT CONTACT THE CLERK OF THE COURT 34

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 123 of 764 REGARDING THIS NOTICE 35

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 124 of 764 EXHIBIT B-2

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 125 of 764 UNITED STATES DISTRICT COURT NORTHERN DISTRICT OF GEORGIA ATLANTA DIVISION IN RE MIMEDX GROUP, INC. Lead Case No. 1:18-cv-04486-WMR SHAREHOLDER DERIVATIVE LITIGATION (Consolidated with Case No. 1:18-cv- 04514-WMR and Case No. 1:18-cv- 04864-WMR) This Document Relates To: ALL ACTIONS. SUMMARY NOTICE OF PROPOSED SETTLEMENT ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF COMMON STOCK OF THE MIMEDX GROUP, INC. ("MIMEDX") WHO CURRENTLY OWN MIMEDX COMMON STOCK AND WHO OWNED IT AS OF _____ __, 2020. PLEASE READ THIS SUMMARY NOTICE CAREFULLY AND IN ITS ENTIRETY AS YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE LITIGATION. YOU ARE HEREBY NOTIFIED that the above-captioned consolidated shareholder derivative action (the "Georgia Federal Action") is being settled on the terms set forth in the Stipulation and Agreement of Settlement dated September 4, 2020 (the "Stipulation"). If approved, the Settlement also resolves the following derivative actions: Nix, et al. v. Evans, et al., C.A. No. 19103589 (Ga. Super. Ct. Cobb Cty.) (the "Georgia State Action"); Murphy v. Petit, et al., C.A. No. 1:19-cv- 23374-UU (S.D. Fla.) (the "Florida Federal Action"); and City of Hialeah Employees' Retirement System v. Petit, et al., C.A. No. 2018 CA 002332 (Fla. Cir. Ct. Leon Cty.) (the "Florida State Action") (together with the Georgia Federal Action, the "Derivative Actions"). This Summary Notice of Proposed Settlement ("Summary Notice") is provided by order of the United States District Court for the Northern District of Georgia (the "Court"). - 1 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 126 of 764 The Derivative Actions allege claims against each of the Individual Defendants1 for breach of fiduciary duty. Defendants have denied and continue to deny each and all of the claims and allegations of wrongdoing asserted in the Derivative Actions. Pursuant to the terms of the Settlement, MiMedx agrees to adopt practices, resolutions, and/or amend committee charters and/or the Company's Bylaws within ninety (90) days of the Effective Date to ensure the adoption, implementation, and maintenance of certain corporate governance reforms (the "Corporate Governance Reforms"). The Corporate Governance Reforms shall be maintained for forty-two (42) months, subject to certain terms and conditions set forth in the Stipulation. Plaintiffs and the independent members of the Board and the Special Litigation Committee ("SLC") further agree that the Corporate Governance Reforms confer a substantial benefit upon MiMedx and its shareholders. To date, Plaintiffs' Counsel have not received any payment for their efforts or for the expenses they incurred in pursuing the Derivative Actions on behalf of MiMedx and its stockholders. In consideration for the substantial benefit conferred upon MiMedx as a result of the Settlement and the efforts of Plaintiffs and Plaintiffs' Counsel, MiMedx agrees to cause its insurer to pay attorneys' fees and expenses to Plaintiffs' Counsel in the total amount of $3,500,000 (the "Fee and Expense Amount"), subject to the Court's approval. The independent directors of MiMedx's Board, including each of the current members of the SLC, in the good faith exercise of their business judgment, have approved the agreed-to Fee and Expense Amount in light of the substantial benefits conferred upon MiMedx as a result of the Settlement and Plaintiffs' Counsel's efforts in this litigation. As part of the Settlement, Plaintiffs will each receive a service award of $3,000 to be paid out of the Fee and Expense Amount, subject to the Court's approval. On _______ __, 2020, at __:__ _.m., a hearing (the "Settlement Hearing") will be held before Judge William M. Ray, II in the United States District Court for the Northern District of Georgia, 11721 Richard B. Russell Federal Building and United States Courthouse, 75 Ted Turner Drive, SW, Atlanta, GA 30303 for the purpose of determining whether the Settlement should be approved as fair, reasonable, and adequate and whether the Fee and Expense Amount should be approved. The Court has issued an order titled In Re: Court Operations Under the Exigent Circumstance Created by Covid-19 and Related Corona Virus and several amendments to that 1 All capitalized terms that are not otherwise defined shall have the definitions as set forth in the Stipulation. - 2 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 127 of 764 order concerning limited access to the Courthouse. The Court may decide to hold the Settlement Hearing by telephone or video conference without further notice to Current MiMedx Shareholders. If the Court orders that the Settlement Hearing be conducted telephonically or by video conference, that decision will be posted on the Internet page that MiMedx shall create for this Settlement on the Investor Relations page of http://www.MiMedx.com. Because this is a stockholder derivative action brought for the benefit of MiMedx, except as otherwise provided for in the Stipulation with respect to the named plaintiffs, no Current MiMedx Shareholder shall or has the right to receive any individual compensation as a result of the Settlement. There is no proof of claim for shareholders to submit in connection with the settlement. This Summary Notice provides a condensed overview of certain provisions of the Stipulation and the full Notice Of Pendency And Proposed Settlement Of Shareholder Derivative Actions (the "Notice"). It is not a complete statement of the events of the Derivative Actions or the terms set forth in the Stipulation. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation. For additional information about the claims asserted in the Derivative Actions, and the terms of the proposed Settlement, you may inspect the Stipulation and other papers at the Clerk's office in the Court at any time during regular business hours. In addition, copies of the Stipulation and the Notice are available on the Investor Relations section of the Company's website at https://mimedx.gcs-web.com/corporate-governance/highlights. Inquiries about the Derivative Actions or the Settlement may be made to: Craig W. Smith at Robbins LLP, 5040 Shoreham Place, San Diego, CA 92122, Telephone: (619) 525-3990, E- mail: csmith@robbinsllp.com; Scott R. Jacobsen of Scott+Scott Attorneys At Law LLP, The Helmsley Building, 230 Park Avenue, 17th Floor, New York, NY 10169, Telephone: (212) 223-6444, E-mail: sjacobsen@scott-scott.com; and David Wales of Bernstein Litowitz Berger & Grossmann LLP, 1251 Avenue of the Americas, New York, NY 10020, Telephone: (212) 554-1400, E-mail: davidw@blbglaw.com You may enter an appearance before the Court, at your own expense, individually or through counsel of your choice. If you want to object at the Settlement Hearing, you must be a Current MiMedx Shareholder and you must first comply with the procedures for objecting that are set forth in the Order Preliminarily Approving Settlement and the Notice. Any objection to any aspect of the Settlement must be filed with the Clerk of the Court no later than _____ __, 2020 (14 days before the Settlement Hearing), in accordance with the procedures set forth in the Order Preliminarily Approving Settlement and the Notice. Any objection may not exceed 25 pages in length. Any Current MiMedx Shareholder - 3 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 128 of 764 who fails to object in accordance with such procedures will be bound by the Order and Final Judgment of the Court granting final approval to the Settlement and the releases of claims therein, and shall be deemed to have waived the right to object (including the right to appeal) and forever shall be barred, in this proceeding or in any other proceeding, from raising such objection. PLEASE DO NOT CONTACT THE COURT OR THE CLERK'S OFFICE REGARDING THIS SUMMARY NOTICE. - 4 -

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 129 of 764 EXHIBIT C

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 130 of 764 UNITED STATES DISTRICT COURT NORTHERN DISTRICT OF GEORGIA ATLANTA DIVISION IN RE MIMEDX GROUP, INC. Lead Case No. 1:18-cv-04486-WMR SHAREHOLDER DERIVATIVE LITIGATION (Consolidated with Case No. 1:18-cv- 04514-WMR and Case No. 1:18-cv- 04864-WMR) This Document Relates To: ALL ACTIONS. [PROPOSED] FINAL ORDER AND JUDGMENT

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 131 of 764 This matter came before the Court for hearing pursuant to the Order Preliminarily Approving Settlement ("Preliminary Approval Order") of this Court, dated _____, 2020, on the application of Plaintiffs for approval of the settlement of this Georgia Federal Action as set forth in the Stipulation and Agreement of Settlement dated as of September 4, 2020, including all exhibits thereto (the "Stipulation"). Due and adequate notice having been given by MiMedx Group, Inc. ("MiMedx" or the "Company") to Current MiMedx Shareholders as required in the Court's Preliminary Approval Order, and the Court having considered all papers filed and proceedings held herein, and otherwise being fully informed, and good cause appearing therefor, IT IS HEREBY ORDERED, ADJUDGED AND DECREED that: 1. This Final Order and Judgment ("Judgment") incorporates herein the Stipulation, including the exhibits thereto. Unless otherwise defined herein, all capitalized terms used herein shall have the same meanings as set forth in the Stipulation. 2. This Court has jurisdiction to enter this Judgment. This Court has jurisdiction over the subject matter of the Georgia Federal Action, including all matters necessary to effectuate the Settlement, and over all Settling Parties. 3. The record shows that Notice has been given to all Current MiMedx Shareholders in the manner approved by the Court in the Preliminary Approval 1

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 132 of 764 Order. The Court finds that such Notice: (i) constitutes notice that was reasonably calculated, under the circumstances, to apprise all Current MiMedx Shareholders of the pendency of the Georgia Federal Action, the terms of the Settlement, and Current MiMedx Shareholders' right to object to and to appear at the Settlement Hearing held on ____________________, 2020; (ii) constitutes due, adequate, and sufficient notice to all Persons or entities entitled to receive notice in accordance with Rule 23.1(c) of the Federal Rules of Civil Procedure; and (iii) meets the requirements of due process, Fla. Sta. § 607.0745 and all other applicable law. 4. In light of the substantial benefits to the Company, the complexity, expense, possible duration of further litigation against the Individual Defendants, and the uncertainty inherent in the continued prosecution of the claims in the Georgia Federal Action through trial and any subsequent appeal(s), the Court hereby fully and finally approves the Settlement, pursuant to Rule 23.1(c), as set forth in the Stipulation in all respects, and finds that the Settlement is, in all respects, fair, reasonable, and adequate, and in the best interests of MiMedx and its shareholders. This Court further finds the Settlement set forth in the Stipulation is the result of arm's-length negotiations between experienced counsel representing the interests of MiMedx, MiMedx's shareholders, and the Individual Defendants. 5. The Settling Parties are hereby directed to implement and consummate the Settlement according to the terms and provisions of the Stipulation. 2

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 133 of 764 6. The Georgia Federal Action and all claims contained therein, as well as all of the Released Claims, are dismissed on the merits and with prejudice. The Settling Parties are to bear their own costs, except as otherwise provided in the Stipulation and in this Judgment. 7. The Court finds that during the course of the litigation, the Settling Parties and their respective counsel, at all times, complied with the requirements of Rule 11 of the Federal Rules of Civil Procedure, and particularly with Rule 11(b) of the Federal Rules of Civil Procedure. 8. Upon the Effective Date, except as expressly provided in paragraphs 2.3 and 5.4 of the Stipulation, each of the Released Plaintiffs' Persons and anyone claiming through or on behalf of any of them, shall be deemed to have, and by operation of the Judgment shall have, fully, finally, unconditionally and forever released, relinquished, and discharged and dismissed with prejudice the Released Plaintiffs' Claims (including Unknown Claims) against the Individual Defendants and each and all of the other Released Defendants' Persons. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation. Upon the Effective Date, except as expressly provided in paragraphs 2.3 and 5.4 of the Stipulation, the Released Plaintiffs' Persons will be forever barred and enjoined from commencing, instituting, prosecuting or continuing to prosecute any action or other proceeding in any court of law or equity, arbitration tribunal, or 3

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 134 of 764 administrative forum, asserting the Released Plaintiffs' Claims (including Unknown Claims) against any of the Released Defendants' Persons. 9. Upon the Effective Date, except as expressly provided in paragraphs 2.3 and 5.4 of the Stipulation, the Released Defendants' Persons, and anyone claiming through or on behalf of any of them, shall be deemed to have, and by operation of the Judgment shall have, fully, finally, unconditionally, and forever released, relinquished, and discharged the Released Defendants' Claims (including Unknown Claims) against one another and against each and all of Plaintiffs, Plaintiffs' Counsel, MiMedx, Current MiMedx Shareholders (solely in their capacity as MiMedx Shareholders), and each of the Released Plaintiffs' Persons. Upon the Effective Date, except as expressly provided in paragraphs 2.3 and 5.4 of the Stipulation, the Released Defendants' Persons will be forever barred and enjoined from commencing, instituting, prosecuting or continuing to prosecute any action or other proceeding in any court of law or equity, arbitration tribunal, or administrative forum, asserting the Released Defendants' Claims (including Unknown Claims) against any of the Released Plaintiffs' Persons. 10. Neither the Settlement, this Stipulation (including any exhibits attached hereto), nor any act performed or document executed pursuant to, or in furtherance of, the Stipulation or the Settlement: (a) is, may be deemed to be, or may be offered, attempted to be offered, or used in any way as a concession, admission, or evidence 4

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 135 of 764 of the validity of any Released Plaintiffs' Claims, or of any fault, wrongdoing, or liability of the Released Defendants' Persons or MiMedx; (b) is, may be deemed to be, or may be used as a presumption, admission, or evidence of, any liability, fault, or omission of any of the Released Defendants' Persons in any civil, criminal, administrative, or other proceeding in any court, administrative agency, tribunal, or other forum; or (c) is, may be deemed to be, or may be offered, attempted to be offered, or used in any way as a concession, admission, or evidence against Plaintiffs that any of their claims lack merit, or that any defenses asserted by the Individual Defendants lack merit. Nothing in this Section, however, shall prevent the Released Persons from filing this Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim, and any of the Parties may file this Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement. 11. The Court hereby approves the Fee and Expense Amount and Service Awards in accordance with the Stipulation. 12. Payment of the Fee and Expense Amount and Service Awards made, as specified in paragraphs 4.1-4.3 of the Stipulation, shall be immediately releasable 5

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 136 of 764 upon the entry of this Judgment, notwithstanding the existence of any collateral attacks on the Settlement, the Fee and Expense Amount, and/or the Service Awards, including, without limitation, any objections or appeals, in accordance with the terms and conditions set forth in the Stipulation. 13. Without affecting the finality of this Judgment, the Court retains continuing and exclusive jurisdiction over all matters relating to administration, consummation, enforcement, and interpretation of the Stipulation, the Settlement, and of this Judgment, to protect and effectuate this Judgment, and for any other necessary purpose. Plaintiffs, Defendants, and each MiMedx shareholder are hereby deemed to have irrevocably submitted to the exclusive jurisdiction of this Court, for the purpose of any suit, action, proceeding, or dispute arising out of, or relating to, the Settlement or the Stipulation, including the exhibits thereto, and only for such purposes. Without limiting the generality of the foregoing, and without affecting the finality of this Judgment, the Court retains exclusive jurisdiction over any such suit, action, or proceeding. 14. In the event that the Settlement is terminated as provided in the Stipulation or the Effective Date does not occur, this Judgment shall be vacated, and all orders entered, and releases delivered, in connection with the Stipulation and this Judgment shall be null and void, except as otherwise provided for in the Stipulation, 6

Case 1:18-cv-04486-WMR Document 138-2 Filed 09/09/20 Page 137 of 764 and the Settling Parties shall be returned to their respective positions immediately prior to the execution of the Stipulation. 15. This Judgment is a final, appealable judgment and should be entered forthwith by the Clerk in accordance with Rule 58 of the Federal Rules of Civil Procedure. IT IS SO ORDERED. DATED: The Hon. William M. Ray, II United States District Judge 7